UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.          )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

EAST WEST BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

2024 PROXY STATEMENT

Notice of Annual Meeting of Stockholders

DATE AND TIME Friday, May 24, 2024, at 2:00 p.m., Pacific Time	RECORD DATE April 1, 2024	PLACE Virtual Annual Meeting Link: meetnow.global/MND94XQ

We are holding the 2024 Annual Meeting of Stockholders of East West Bancorp, Inc. (the “Annual Meeting”) in a virtual-only meeting format. To participate in the Annual Meeting, please review the information included on your Notice of Internet Availability of Proxy Materials, on your proxy card or the instructions that accompanied your proxy materials.

ITEMS OF BUSINESS

1.	Elect eleven directors to serve until the next annual meeting of stockholders and to serve until their successors are duly elected and qualified.

2.	Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2023.

3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

4.	Transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

RECORD DATE

Stockholders of record of East West Bancorp, Inc. common shares at the close of business on April 1, 2024 are entitled to receive notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

DELIVERY OF PROXY MATERIALS

On or about April 11, 2024, we began mailing to our stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review this Proxy Statement and our 2023 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), how to vote, instructions on how to participate in the Annual Meeting and how to request a printed copy of our proxy materials. Our Proxy Statement and 2023 Annual Report are also available at: www.envisionreports.com/ EWBC.

VOTING

We urge you to submit your proxy promptly whether or not you plan to attend the Annual Meeting. You may vote by telephone, online, or by mailing your signed proxy card in the enclosed return envelope if the Proxy Statement was mailed to you. For more information on the virtual Annual Meeting, please refer to the “Questions and Answers About the Annual Meeting and Voting” section of the Proxy Statement beginning on page 70.

By order of the Board of Directors,

Lisa L. Kim

Corporate Secretary

Pasadena, California | April 11, 2024

EAST WEST BANCORP 2024 Proxy Statement     2

Table of Contents

PROXY STATEMENT	5
Annual Meeting of Stockholders	5
Summary of Proposals for 2024	5
Voting your Shares	6
COMPANY HIGHLIGHTS	7
Our Company at a Glance	7
2023 Financial Performance	8
Environmental, Social and Governance (“ESG”) Highlights	9
Community Highlights	10
Diversity and Inclusion	11
Board Diversity Matrix	12
Summary Information about Director Nominees	13
Corporate Governance Highlights	14
Executive Compensation Highlights	14
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	15
Proposal 1: Election of Directors	15
Board of Directors and Nominees	15
Director Nominee Qualifications and Experience	17
Governance Documents	24
Director Independence, Financial Experts and Risk Management Experience	24
Board Leadership Structure	26
Director Education and Self-Assessment; Succession Planning	26
Board Meetings	27
Board Committees	27
Audit Committee	28
Compensation and Management Development Committee (“Compensation Committee”)	29
Nominating/Corporate Governance Committee	30
Risk Oversight Committee	30
Executive Committee	31
Stockholder Nominees	31
Identifying and Evaluating Nominees for Directors	32
Communications with the Board	33
Stock Ownership Guidelines	33
No Pledging/Hedging of Company Securities	34
Certain Relationships and Related Transactions	34
Director Compensation	35
2023 Non-Employee Director Compensation Table	36

EAST WEST BANCORP 2024 Proxy Statement     3

Table of Contents

Proposal 2: Advisory Vote to Approve Executive Compensation	36
COMPENSATION DISCUSSION AND ANALYSIS	38
2023 Business and Financial Performance Highlights	38
Our Compensation Philosophy	40
Overview of Our Executive Compensation Program	41
2023 Pay Mix for NEOs	41
Compensation-Setting Process and Roles	42
Role of the Compensation Committee	42
Role of the Compensation Consultant	42
Role of Management	42
2023 Stockholder Advisory vote on Executive Compensation	43
Use of Peer Group	43
Compensation-Setting Process	44
Elements of Our Executive Compensation Program	45
Other Compensation Policies and Information	53
Compensation Committee Report	54
Summary Compensation Table	55
Grants of Plan-Based Awards	56
Outstanding Equity Awards at Year-End	57
Option Exercises and Stock Vested	58
Nonqualified Deferred Compensation Table	58
Retirement Plans	59
Employment Agreements and Potential Payments upon Termination or Change in Control	59
CEO to Median Employee Pay Ratio	62
RATIFICATION OF AUDITORS	66
Proposal 3: Ratification of Auditors	66
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees	66
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	67
Audit Committee Report	67
STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND MANAGEMENT	69
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	70
OTHER INFORMATION	75
Proposals of Stockholders	75
2023 Annual Report	75

EAST WEST BANCORP 2024 Proxy Statement     4

2024 PROXY STATEMENT

This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding our 2023 financial performance, please review our 2023 Annual Report (the “2023 Annual Report”), which includes our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report on Form 10-K”).

Annual Meeting of Stockholders

DATE AND TIME Friday, May 24, 2024, at 2:00 p.m., Pacific Time	RECORD DATE April 1, 2024	PLACE Virtual Annual Meeting Link: meetnow.global/MND94XQ

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of East West Bancorp, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) for use at the 2024 Annual Meeting of Stockholders to be held on May 24, 2024, and any postponements, adjournments, or continuations thereof (the “Annual Meeting”). The mailing address of our principal executive office is 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101.

On or around April 11, 2024, we began sending to our common stockholders of record as of April 1, 2024 (the “Record Date”) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability includes instructions on how to access this Proxy Statement and the 2023 Annual Report and how to vote.

Summary of Proposals for 2024

Proposals for Stockholder Consideration	Board Recommendation
PROPOSAL 1: ELECTION OF DIRECTORS (PAGE 15) — To elect eleven directors to serve until the next annual meeting of stockholders and to serve until their successors are duly elected and qualified.	FOR EACH DIRECTOR NOMINEE — The Board believes that each of the eleven director nominees possess the necessary qualiﬁcations to provide effective oversight of our business and quality advice and counsel to our management.

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (PAGE 36) — We seek approval from stockholders, on a non-binding advisory basis, of the compensation paid to our named executive ofﬁcers for 2023, as described in the “Compensation Discussion and Analysis” section and the tables that follow, beginning on page 38 of this Proxy Statement.

FOR — The Board believes that the Company’s executive compensation program appropriately aligns pay with performance and provides a strong incentive to executives to achieve Company objectives and create long-term value for our stockholders. The Board values stockholders’ opinions and the Compensation Committee will consider the outcome of the advisory vote when evaluating future executive compensation decisions.

PROPOSAL 3: RATIFICATION OF AUDITORS (PAGE 66) — As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

FOR — The Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2024 is in the best interests of the Company and its stockholders.

EAST WEST BANCORP 2024 Proxy Statement     5

2024 PROXY STATEMENT

Voting your Shares

WHO MAY VOTE

Common stockholders of record as of the close of business on April 1, 2024.

VOTING BY TELEPHONE

Follow the instructions on the Notice of Internet Availability or on your proxy card.

VOTING ONLINE PRIOR TO MEETING

Registered holders can go to www.envisionreports.com/ewbc and follow the instructions. If you hold your shares in street name, please follow the instructions found on your voting instruction form.

VOTING BY MAIL

Complete, sign, and date the proxy card and return it in the envelope that was provided in the proxy statement mailing package.

VOTING DURING THE MEETING

If you choose to vote during the virtual Annual Meeting, you will need the 15-digit control number appearing on the Notice of Internet Availability or proxy card distributed to you.

If you want to vote shares that you hold in street name during the virtual Annual Meeting, a control number must be obtained in advance to vote during the meeting or to submit questions during the meeting. To obtain a control number, beneficial stockholders must submit proof of their legal proxy issued by their broker, bank, or other nominee that holds their shares by sending a copy of the legal proxy, along with their name and email address, to Computershare via email at legalproxy@computershare.com. Requests for a control number must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., Eastern Time, on May 21, 2024.

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COMPANY HIGHLIGHTS

Our Company at a Glance

East West Bancorp, Inc., with total assets of $69.6 billion as of December 31, 2023, is the publicly-listed parent company of East West Bank (the “Bank”).

The Bank opened its doors in 1973 in Los Angeles’ Chinatown, as the first federally chartered savings institution focused primarily on serving the financial needs of Asian Americans. Today, the Company is the largest publicly-traded, independent bank (based on total assets) headquartered in Southern California. Through its network of over 120 banking locations in the U.S. and Asia, the Bank provides a wide range of personal and commercial banking services to businesses and individuals. In addition to offering traditional deposit products that include personal and business checking and savings accounts, money market, and time deposits, the Bank also offers foreign exchange, treasury management, and wealth management services. The Bank’s lending activities include commercial and residential real estate lending, construction finance, commercial business lending, working capital lines of credit, trade finance, letters of credit, affordable housing lending, asset-based lending, asset-backed finance, project finance, equipment financing and loan syndication. Additionally, the Bank offers hedging advisory and various derivative contracts such as interest rate, energy commodity and foreign exchange contracts. In 2023, East West Bank’s performance earned it the #1 performance bank rankings from S&P Global Market Intelligence and Bank Director. East West Bank was also ranked #3 among noncustomers in American Banker’s annual survey of the most reputable large U.S. banks.

Unique among U.S.-based regional banks, East West Bank, through its subsidiary, East West Bank (China) Limited, has a commercial business operating license in China, allowing the Bank to open branches, make loans and collect deposits in the country, facilitating our customers’ business transactions between the U.S. and Asia. The Bank continues to develop its international banking presence with its network of overseas branches and representative offices, most recently opening a Singapore representative office in January 2023. Through its branches and offices, the Bank focuses on growing its cross-border client base between the U.S. and Asia, helping U.S.-based businesses expand in Asia, and helping companies based in Asia pursue business opportunities in the U.S.

EAST WEST BANCORP 2024 Proxy Statement     7

COMPANY HIGHLIGHTS

2023 Financial Performance

For the full year 2023, the Company achieved record revenue and earnings, which increased 11% and 3% year-over- year, respectively. The increase in net income was primarily driven by higher revenue, and our profitability reflected a return on assets of 1.71% and return on equity of 17.91% in 2023. Our strong financial performance reflected strong net interest income growth, driven by loan growth, net interest margin expansion, and low credit costs. For more complete information regarding our 2023 financial performance, please review our Annual Report on Form 10-K. Highlights of the Company’s strong 2023 financial performance are provided below.

EAST WEST BANCORP 2024 Proxy Statement     8

COMPANY HIGHLIGHTS

Environmental, Social and Governance (“ESG”) Highlights

Highlights of our ESG strategic initiatives and commitments:

LARGEST MINORITY-OPERATED DEPOSITORY INSTITUTION. We are the largest FDIC- insured, minority-operated depository institution headquartered in the U.S., serving communities with diverse ethnicities and socio-economic backgrounds in eight states across the nation.

SUPPORTING UNDERSERVED COMMUNITIES. We offer home loans and other products and services that support low-to-moderate income, minority and immigrant communities. We provide community development loans to non-profit and community-based organizations. We are focused on basic, fair-priced products and alternative credit criteria to support the underbanked, which is part of our founding mission. The Bank has an overall Community Reinvestment Act rating of “Outstanding.”

DIVERSITY AND INCLUSION. We are committed to diversity at the board, management, and workforce levels. As of December 31, 2023, 89% of our employees self-identified as minorities.

ENVIRONMENTAL CONSERVATION. We practice resource conservation through energy efficiency initiatives. We are committed to global energy and greenhouse gas reductions by promoting employee ridesharing, encouraging the use of public transportation, providing charging stations for electric vehicles, and investing in videoconferencing capabilities.

SASB-COMPLIANT POLICIES. Our lending and investment policies comply with today’s Environmental, Social and Governance and Sustainability Accounting Standards Board (SASB) criteria.

SUPPORTING THE ARTS. The arts play a vital role in building bridges between cultures and enhancing the well-being of our communities, bringing us joy, expressing our voices and building mutual understanding. The Bank fosters the arts in our communities by providing support to artists, museums, exhibits, art education programs, cultural celebrations and other artistic experiences.

FINANCIAL LITERACY. The Bank supports financial literacy initiatives that help customers and community members learn more about managing their money. These programs provide access to financial education in English, Chinese and Spanish.

SUPPORT FOR SMALL BUSINESS. We offer products and services tailored to support small business owners, including business checking, small business loans, and merchant services.

EAST WEST BANCORP 2024 Proxy Statement     9

COMPANY HIGHLIGHTS

Community Highlights

We maintain a culture of giving back to the communities in which we operate. As active volunteers, our associates work alongside numerous local organizations to promote a variety of causes including financial literacy, small business development and first-time home ownership in low-to-moderate income areas. The Bank, through its sponsorship and giving, also actively fosters and supports the arts as a bridge to promote diversity and multi- cultural understanding. The following are some examples of the Company’s 2023 community investments and social programs:

EAST WEST BANCORP 2024 Proxy Statement     10

COMPANY HIGHLIGHTS

Diversity and Inclusion

Promoting diversity and inclusion in our workforce and executive leadership is critical to our continued growth and success. Our commitment to diversity is reflected in the composition of our employees. The information below reflects the percentage of the respective populations that self-identified.

As of December 31, 2023:

Workforce

Management

EAST WEST BANCORP 2024 Proxy Statement     11

COMPANY HIGHLIGHTS

Board Diversity Matrix (as of April 1, 2024)

Board Size	2022		2023
Total Number of Directors	10		11
Gender	Male	Female	Male	Female
Number of directors based on gender identity	7	3	8	3
Demographic Background
African American or Black	0	1	0	1
Asian	2	2	2	2
Hispanic or Latinx	2	0	2	0
White	3	0	4	0

LGBTQ+	1	0	1	0

EAST WEST BANCORP 2024 Proxy Statement     12

COMPANY HIGHLIGHTS

Summary Information about Director Nominees

The following table provides summary information about each director nominee and continuing director.

Name	Age	Director Since	Independent	Committee Memberships	Primary Occupation
Manuel P. Alvarez	43	2022	X	A, R (RE)	Founding Principal, BridgeCounsel Strategies, LLC
Molly Campbell	63	2014	X	A (FE), C, N	Infrastructure Advisor, Department of the Treasury, Office of Technical Assistance
Archana Deskus	58	2019	X	C, R	Executive Vice President and CTO, PayPal Holdings, Inc.
Serge Dumont	64	2022	X	C, N	Vice Chairman, ImpactWayv, Inc.
Rudolph I. Estrada	76	2005	Lead Independent Director	A, E, N, R (RE and Chair)	CEO, Estradagy Business Advisors, LLC
Mark Hutchins	61	2023	X	A (FE)	Retired Partner, KPMG LLP
Paul H. Irving	71	2010	X	A, N (Chair), R	Senior Advisor, Milken Institute
Sabrina Kay	61	2022	X	C, N	CEO, Fremont Private Investments
Jack C. Liu	65	1998	X	C (Chair), N, R	Senior Attorney, Alliance International Law Offices
Dominic Ng	65	1991	CEO	E (Chair)	Chairman of the Board and CEO of East West Bancorp, Inc. and East West Bank
Lester M. Sussman	69	2015	X	A (FE and Chair), C, R (RE)	Retired Partner, Deloitte & Touche

A = Audit Committee; C = Compensation Committee; E = Executive Committee; N = Nominating/Corporate Governance Committee; R = Risk Oversight Committee; FE = Audit Committee Financial Expert; RE = Risk Oversight Committee Risk Expert

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COMPANY HIGHLIGHTS

Corporate Governance Highlights

Highlights of our corporate governance practices include:

DIRECTOR ELECTION

› Annual Director Elections	› Majority Voting

BOARD COMPOSITION

› Independent Board	› Key Board Committees are Independent

› Strong Lead Independent Director Position	› Board Diversity

STOCKHOLDER ENGAGEMENT

› Annual Say-on-Pay	› No Poison Pill

› Right to Call Special Meetings	› Stockholder Proxy Access

DIRECTOR/STOCKHOLDER ALIGNMENT

› Stock Ownership Guidelines	› No Hedging or Pledging

PRACTICES AND POLICIES

› 100% Board Attendance	› Continuing Education for Board Directors
› Corporate Governance Guidelines	› Regular Board Self-Assessment and
› Code of Conduct	Management Evaluation
› Environmental and Social Policy Framework	› Annual Planned and Emergency Succession Planning
Exercises for Executive Management and the Board

Executive Compensation Highlights

We measure executive officer performance by evaluating both the achievement of specific financial goals and the long-term performance of the Company. We align the pay and performance of our executive officers to the success of our business and the interests of our stockholders. Our executive compensation practices include:

INDEPENDENT REVIEW

› Independent Compensation Consultant	› Compensation Strategy and Plan

PRACTICES AND POLICIES

› High Proportion of At-Risk Compensation	› Emphasis on Long-Term Incentive Compensation

› Stockholder Alignment and Engagement	› No “Single Trigger” Change of Control Payments

› Stock Ownership Contains Holding Period	› “Claw Back” Right

EAST WEST BANCORP 2024 Proxy Statement     14

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Proposal 1: Election of Directors

PROPOSAL SNAPSHOT

What am I voting on?

Stockholders are being asked to elect eleven director nominees for a one-year term. This section includes information about the Board and each director nominee.

Voting recommendation:

FOR the election of each director nominee. We believe the combination of the various qualifications, skills and experiences of the director nominees will contribute to an effective and well-functioning Board. The director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

Board of Directors and Nominees

Our business is managed under the direction of our eleven-member Board. The Board is nominating the eleven director nominees to serve a one-year term, each of whom is recommended for re-election by the Nominating/ Corporate Governance Committee.

We seek directors with strong reputation and experience in areas relevant to the strategy and operations of our businesses, particularly industries and growth segments that we serve, as well as key geographic markets where we operate. Each of the nominees for director holds or has held senior leadership and/or executive positions in financial services and/or large, complex organizations, and has operating experience that meets this objective. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, corporate governance, risk management, regulatory oversight, and leadership development.

We also believe that each of the nominees has other key attributes that are important to an effective Board, including:

›  integrity and high ethical standards;

›  sound judgment and analytical skills;

›  the ability to engage management and each other in a constructive and collaborative fashion; and

›  the commitment to devote significant time and energy to serve on the Board and its committees.

In 2023, all directors attended 100% of regularly scheduled meetings of the Board.

The nominees collectively bring a wide range of experience to the Board with a focus on our core business of being a financial bridge between the U.S. and Asia. The nominees reflect our heritage as one of the most diverse financial institutions in the country and our leading role as the largest FDIC-insured minority depository institution headquartered in the U.S. Of the eleven persons nominated as directors, seven are members of minority groups, including four Asian Americans, one African American, and two Hispanic Americans. We are committed to gender diversity on the Board, and three of our eleven director nominees are women. One of our director nominees identifies as LGBTQ+. We believe the director nominees represent one of the most diverse boards among publicly- traded financial institutions in the U.S.

EAST WEST BANCORP 2024 Proxy Statement     15

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table presents certain information with respect to the Board’s nominees for director. All director nominees of the Company are also directors of the Bank. All of the nominees have indicated their willingness to serve.

Director Nominees	Age	Year First Appointed	Committee Memberships
Manuel P. Alvarez*	43	2022	A, R (RE)
Molly Campbell*	63	2014	A (FE), C, N
Archana Deskus*	58	2019	C, R
Serge Dumont*	64	2022	C, N
Rudolph I. Estrada (LD)*	76	2005	A, E, N, R (RE and Chair)
Mark Hutchins*	61	2023	A (FE)
Paul H. Irving*	71	2010	A, N (Chair), R
Sabrina Kay*	61	2022	C, N
Jack C. Liu*	65	1998	C (Chair), N, R
Dominic Ng	65	1991	E (Chair)
Lester M. Sussman*	69	2015	A (FE and Chair), C, R (RE)

A = Audit Committee; C = Compensation Committee; E = Executive Committee; N = Nominating/Corporate Governance Committee; R = Risk Oversight Committee

* = Independent Director; LD = Lead Independent Director; FE = Audit Committee Financial Expert; RE = Risk Oversight Committee Risk Expert

None of the director nominees were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company. As of the date of this Proxy Statement, there were no directorships held by any director with a company that has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended, other than Mr. Ng, who is a director of Mattel, Inc. (Nasdaq: MAT); Ms. Campbell, who is a director of Granite Construction Inc. (NYSE: GVA); Ms. Deskus, who is a director of Cognizant Technology Solutions Corporation (Nasdaq: CTSH); Mr. Hutchins, who is a director of Nicholas Financial Inc. (Nasdaq: NICK); and Dr. Kay, who is a director of MannKind Corporation (Nasdaq: MNKD) and Hagerty Inc. (NYSE: HGTY).

We have no reason to believe that any of the director nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason, or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Nominee Qualifications and Experience

Our director nominees bring a balance of relevant skills to our Board including:

Skills and Expertise	Alvarez	Campbell	Deskus	Dumont	Estrada	Hutchins	Irving	Kay	Liu	Ng	Sussman
High Level of Financial Expertise	●	●	●	●	●	●	●	●	●	●	●
Relevant Senior Leadership/Executive Officer	●	●	●	●	●	●	●	●	●	●	●
Broad International Exposure/Emerging Market		●	●	●	●	●	●	●	●	●
Bank Regulatory Oversight	●				●	●	●	●	●	●
Social and Corporate Governance		●	●	●	●	●	●	●	●	●	●
Extensive Knowledge of the Company's Business/ Industry	●				●	●	●	●	●	●	●
Information Technology, Cybersecurity and Privacy			●			●					●
Innovation/Technology	●		●	●		●	●	●		●
Governmental or Geopolitical	●	●		●	●	●	●	●		●
Risk Oversight/ Management Expertise	●	●	●	●	●	●	●		●	●	●

Each of the director nominees currently serves on the Board. With the exceptions of Mr. Hutchins, who was appointed as a director of the Company on August 3, 2023, all of the director nominees were elected by stockholders at the May 23, 2023 annual meeting of stockholders. If elected, each nominee will hold office until the 2025 annual meeting of stockholders and until his or her successor is elected and qualified.

The principal occupation during the past five years of each director nominee is set forth below. Included in each director nominee’s biography is an assessment of the specific qualifications, attributes, skills and experience of the nominee based on the qualifications described above.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Qualifications and Experience

Manuel P. Alvarez INDEPENDENT Founding Principal, BridgeCounsel Strategies, LLC DIRECTOR SINCE: 2022 COMMITTEES: Audit, Risk Oversight

Manuel P. Alvarez is the Founding Principal of BridgeCounsel Strategies LLC, a minority-owned financial technology consultancy. Before founding BridgeCounsel in 2021, Mr. Alvarez served as California’s chief banking and financial regulator from 2019 to 2021, first as Commissioner of the Department of Business Oversight (“DBO”) and then as Commissioner of the California Department of Financial Protection & Innovation (“DFPI”), which broadly regulates the state’s banking and financial services industry. From 2014 to 2019, Mr. Alvarez served as General Counsel, Chief Compliance Officer, and Corporate Secretary at Affirm, Inc. (Nasdaq: AFRM), a financial-technology platform providing online point-of-sale consumer financing solutions.

Mr. Alvarez is admitted to practice law in California and is an active real estate and angel investor. He serves on the advisory boards of several venture-backed, private fintech companies and enjoys mentoring first-generation law students and professionals. Mr. Alvarez’s extensive bank regulatory, governmental, and risk management experience well qualifies him to continue to serve on our Board.

Molly Campbell INDEPENDENT Infrastructure Advisor, Department of the Treasury, Office of Technical Assistance DIRECTOR SINCE: 2014 COMMITTEES: Audit, Compensation, Nominating/Corporate Governance

Molly Campbell has almost 30 years of executive leadership experience, most recently as an Advisor to the U.S. Treasury Office of Technical Assistance, an advanced leadership fellow at Harvard University, and a distinguished career institute fellow at Stanford University. From 2015 through 2018, Ms. Campbell was the Director of the Port Department of the Port Authority of New York and New Jersey. In that role, she was responsible for the operations and oversight of the largest seaport on the East Coast. From 2007 through 2015, Ms. Campbell was Deputy Executive Director of the Port of Los Angeles. She has also served as the Director of Financial Management Systems at the Los Angeles World Airports and the Director of Public Finance for the City of Los Angeles. Ms. Campbell is active in national and international logistics associations. She currently serves on the Board of Directors of Granite Construction Inc. (NYSE: GVA). Ms. Campbell’s expertise and knowledge of global logistics, international trade, and financial management and reporting well qualifies her to continue to serve on our Board.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Archana Deskus INDEPENDENT Executive Vice President and Chief Technology Officer, PayPal Holdings, Inc. DIRECTOR SINCE: 2019 COMMITTEES: Compensation, Risk Oversight

Archana Deskus is currently the Chief Technology Officer (“CTO”) of PayPal Holdings, Inc. (Nasdaq: PYPL). Prior to PayPal, Ms. Deskus held CIO roles at Intel Corporation (Nasdaq: INTC) from 2020 to 2022, Hewlett Packard Enterprise (NYSE: HPE) from 2017 to 2019, and Baker Hughes (Nasdaq: BKR) from 2013 to 2017. Ms. Deskus has also held CIO roles at Ingersoll-Rand (NYSE: IR), Timex Corporation, and United Technologies Corporation (NYSE: UTX), giving her wide perspectives across various industries.

Ms. Deskus currently serves on the Board of Directors of Cognizant Technology Solutions Corporation (Nasdaq: CTSH) and DataStax, Inc. In addition to her business experiences, Deskus has served on the boards of private and non-profit organizations including Junior Achievement of Southeast Texas, Tavant Technologies and American Eagle Federal Credit Union. Ms. Deskus’ extensive information technology experience, as well as her insight and thought leadership in risk management, cyber security, and innovation well qualifies her to continue to serve on our Board.

Serge Dumont INDEPENDENT Vice Chairman, ImpactWayv, Inc. DIRECTOR SINCE: 2022 COMMITTEES: Compensation, Nominating/Corporate Governance

Serge Dumont is co-founder and vice chairman of ImpactWayv, Inc. He previously held leadership roles at Omnicom Group, Inc. (NYSE: OMC), including vice chairman and chairman, Asia Pacific, from 2011 to 2018. Mr. Dumont’s professional career in global marketing and communications began when he founded Interasia Group in 1985, the first independent communications group in China. A recipient of the Legion d’Honneur, Mr. Dumont has received recognition from governments and international organizations for his contributions to business, philanthropy, health, culture, and education. He previously served as a Goodwill Ambassador for the United Nations’ UNAIDS program and as a senior advisor to the World Health Organization and the Beijing Municipal Government.

Mr. Dumont is currently chairman of the board of trustees of Asia Society France and serves on the boards of Synergos and Asia Society in New York. Mr. Dumont’s broad international and geopolitical experience well qualifies him to continue to serve on our Board.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Rudolph I. Estrada LEAD INDEPENDENT DIRECTOR CEO of Estradagy Business Advisors, LLC DIRECTOR SINCE: 2005 COMMITTEES: Audit, Executive, Nominating/Corporate Governance, Risk Oversight (Chair)

Rudolph I. Estrada serves as the Lead Independent Director of the Board of East West Bancorp, Inc. and East West Bank. Mr. Estrada has been the CEO of Estradagy Business Advisors, LLC since 1987, a business and banking advisory company. He also served as professor of business and management for the California State University system for over 35 years. He formerly served as the Los Angeles District Director of the U.S. Small Business Administration (“SBA”), the largest SBA district in the U.S., and was the former Presidential appointee serving as Commissioner on the White House Commission on Small Business. He offers over 40 years of board experience having served on various bank boards and corporate and non-profit organizations. He is a Board Leadership Fellow with the National Association of Corporate Directors and a decorated veteran of the U.S. Army.

Mr. Estrada brings to the Board valuable business lending and public service perspectives, a focus on the prudent management and operations of businesses in a heavily regulated environment, and a comprehensive knowledge of corporate governance, which together well qualify him to continue to serve on our Board.

Mark Hutchins INDEPENDENT Retired Partner, KPMG LLP DIRECTOR SINCE: 2023 COMMITTEE: Audit

Mark Hutchins is a retired audit and advisory partner of KPMG LLP, where he held many leadership positions, including serving on the board, acting as managing partner for the Pacific Southwest Region and Los Angeles Office, and leading the Foreign Bank Practice and Western Area Banking Group. Mr. Hutchins is a certified public accountant.

Mr. Hutchins has served as a member of the board of directors of Nicholas Financial, Inc. since 2021 and has served on over 20 other corporate, nonprofit, and civic boards. He provides valuable insight on governance, enterprise risk management, financial reporting, and brings nearly 40 years of financial services experience to the Company, which well qualifies him to continue to serve on our Board.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Paul H. Irving INDEPENDENT Senior Advisor, Milken Institute DIRECTOR SINCE: 2010 COMMITTEES: Audit, Nominating/Corporate Governance (Chair), Risk Oversight

Paul H. Irving has been a senior advisor at the Milken Institute since 2022, previously serving as the Institute’s president and founding chair of its Center for the Future of Aging from 2011 to 2021. Mr. Irving is also a national advisor at Manatt, Phelps & Phillips, LLP, a law and consulting firm, and a distinguished scholar-in-residence at the University of Southern California Leonard Davis School of Gerontology. He earlier served as an advanced leadership fellow at Harvard University, and chair, CEO, and head of the financial services group of the Manatt firm. Mr. Irving is a senior advisor at CWI Labs and a member of the board of CoGenerate, the National Academy of Medicine Commission for Healthy Longevity, the Global Advisory Council of Stanford University’s Distinguished Careers Institute, the Board of Councilors of the USC Davis School, and the Advisory Board of Working Nation. He is also a member of the International Strategic Committee of the Quadrivio Group Silver Economy Fund.

Mr. Irving brings to the Board valuable perspective and insight on corporate governance, regulatory, policy and legal matters with his long experience as an advisor to the financial services industry and leadership roles in the professional services and non-profit sector, where he focuses on system-level economic, social and health challenges. These experiences and the insight they provide well qualify Mr. Irving to continue to serve on our Board.

Sabrina Kay INDEPENDENT CEO, Fremont Private Investments DIRECTOR SINCE: 2022 COMMITTEES: Compensation, Nominating/Corporate Governance

Dr. Sabrina Kay has been the CEO of Fremont Private Investments since 2002 and the strategic partner of VSS Capital since 2021. An entrepreneur and philanthropist, Dr. Kay was the founding vice-chair of Premier Business Bank in 2006, which subsequently merged with First Foundation Bank in 2018. She was also the founder and CEO of Fremont University, CEO of Dale Carnegie Los Angeles, and founder and CEO of the California Design College/Art Institute of Hollywood. Dr. Kay was named the California Senate Women of the Year and was the founding commissioner of the ScholarShare 529 California College Savings Plan.

Dr. Kay currently serves as a director of Hagerty, Inc. (NYSE: HGTY), MannKind Corporation (Nasdaq: MNKND), and the Petersen Automotive Museum. She has served on over 30 corporate, non-profit, and civic boards. Dr. Kay’s extensive knowledge of technology-enabled businesses, banking experience, and financial expertise well qualifies her to continue to serve on our Board.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Jack C. Liu INDEPENDENT Senior Attorney, Alliance International Law Offices DIRECTOR SINCE: 1998 COMMITTEES: Compensation (Chair), Nominating/Corporate Governance, Risk Oversight

Jack C. Liu has been a senior attorney with Alliance International Law Offices since 2010. Prior to this, Mr. Liu was a Senior Advisor for the Morgan Stanley International Real Estate Fund (“MSREF”) and was President of MSREF’s affiliate, New Recovery Asset Management Corp. In addition to his renowned expertise in the U.S. banking regulatory practice area, Mr. Liu advises on business and legal aspects of international corporate, investment, and real estate matters. He currently serves on the board of TransGlobe Life Insurance, Inc., ranked #7 in the Taiwan life insurance industry by assets. He is also the director of Taiwan FamilyMart Co., Ltd., a major convenience store operator.

Mr. Liu is admitted to practice law in California and Washington, D.C., as well as in Taiwan as a foreign attorney. Mr. Liu brings to the Board his experience and insight on doing business in Asia, as well as his board-level perspective and leadership on risk management and oversight of regulated financial institutions. Mr. Liu is well recognized as an expert in various corporate governance and ESG matters and is a certified professional insurance executive by the Republic of China Financial Supervisory Commission. Mr. Liu is a Board Leadership Fellow with the National Association of Corporate Directors. He is also the Vice Chairman of the Taipei Independent Directors Association in Taiwan. Mr. Liu’s executive management experience internationally and domestically well qualifies him to continue to serve on our Board.

Dominic Ng Chairman of the Board and CEO of East West Bancorp, Inc. and East West Bank DIRECTOR SINCE: 1991 COMMITTEE: Executive (Chair)

Dominic Ng is Chairman of the Board and Chief Executive Officer of East West Bancorp, Inc. (Nasdaq: EWBC) and East West Bank. Mr. Ng transformed East West Bank from a small savings and loan association with $600 million in assets in 1991 into the full-service international and commercial bank it is today, with $69.6 billion in assets as of December 31, 2023. Prior to taking the helm of East West Bank as CEO in 1992, Mr. Ng was President of Seyen Investment and practiced as a CPA with Deloitte & Touche, LLP in Houston and Los Angeles.

Mr. Ng is Chair of the 2023 Asia-Pacific Economic Cooperation (APEC) Business Advisory Council (ABAC), the private sector arm of APEC advising heads of state and government on economic growth. In addition, Mr. Ng serves on the governing boards of Mattel Inc. (Nasdaq: MAT), the Academy Museum of Motion Pictures, and the University of Southern California. He was named one of Los Angeles Times’ 100 most influential people in Los Angeles and Los Angeles Business Journal’s Business Person of the Year. American Banker recognized Mr. Ng as Banker of the Year for successfully executing his vision and building East West Bank into one of the nation’s most profitable regional banks.

Besides his industry achievements, Mr. Ng is also known for his civic and philanthropic leadership. He received the Alexis de Tocqueville Global Award presented by United Way Worldwide, which recognized his exceptional and sustained stewardship of United Way’s giving campaigns. Mr. Ng’s extensive management experience, financial expertise, and leadership of our Company well qualify him to continue to serve on our Board. Mr. Ng brings to the Board comprehensive knowledge of East West Bank’s business and operations, the financial services industry in the U.S. and in the Asia Pacific region, and U.S.-Asia cross-border trade and investments.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Lester M. Sussman INDEPENDENT Retired, Deloitte Audit Partner DIRECTOR SINCE: 2015 COMMITTEES: Audit (Chair), Compensation, Risk Oversight

Lester M. Sussman formerly served as Vice President, Advisory Services for Resources Global Professionals (“RGP”). He was with RGP from 2005 through 2020, providing corporate governance, risk management and compliance services to clients globally. Mr. Sussman is also a retired audit partner of Deloitte, where he held leadership positions, including Partner in Charge of the Financial Services Group for the Pacific Southwest, and Partner in Charge of Capital Markets for the West Region. Mr. Sussman is a certified public accountant.

Mr. Sussman is a current member of the board of directors of the Braille Institute, as well as the board of directors of the Pacific Southwest chapter of the National Association of Corporate Directors. Mr. Sussman is NACD Directorship Certified. Mr. Sussman brings over 40 years of financial services experience and significant accounting, financial reporting, and corporate governance expertise to the Company, which well qualifies him to continue to serve on our Board.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Governance Documents

We have adopted formal Corporate Governance Guidelines reflecting our commitment to sound corporate governance. These principles are essential to running the Company’s business efficiently and to maintaining our integrity in the marketplace. In addition, we have adopted a Code of Conduct that applies to our directors, officers, and employees and which provides standards of conduct to promote compliance with laws and regulations and for conducting our business in an ethical and responsible manner. The Board also regularly considers environmental, health and safety, and social matters as part of its oversight function under our Environmental and Social Policy Framework. The Corporate Governance Guidelines, our Code of Conduct, our Environmental and Social Policy Framework and information about other governance matters of interest to investors are available through our website at www.eastwestbank.com/investors by clicking on Corporate Information — Governance Documents.

Director Independence, Financial Experts and Risk Management Experience

INDEPENDENCE

Our common stock is listed on the Nasdaq Stock Market LLC (“Nasdaq”). Under Nasdaq listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under these listing standards, a director is independent only if the board of directors of a company makes an affirmative determination that the director has no material relationship with the company that would impair his or her independence.

The Board has undertaken a review of the independence of each director in accordance with the Exchange Act and Nasdaq listing standards. Based on this review, the Board has determined that all of our directors, except for Mr. Ng, are independent as that term is defined under the Nasdaq listing standards. Accordingly, all members of the Audit, Compensation, and Nominating/Corporate Governance Committees satisfy the independence requirements of Nasdaq. The Board has also determined that all members of the Risk Oversight Committee are independent, though this committee is not subject to Nasdaq independence requirements. In making these determinations, the Board considered the relationships that each non-employee director has with us and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock of each non-employee director, as well as relationships that our directors may have with customers and vendors.

FINANCIAL EXPERTS

Based on its review, the Board determined that three directors, Ms. Campbell, Mr. Hutchins, and Mr. Sussman, qualify as “audit committee financial experts,” as defined under the applicable rules of the U.S. Securities and Exchange Commission (“SEC”), by reason of their prior job experience, and satisfy the Nasdaq requirements for financial sophistication.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Risk Management Experience
All members of the Risk Oversight Committee:

›  Meet the independence requirement of the Enhanced Prudential Standards of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); and

›  Have a general understanding of risk management principles and practices relevant to our business

Risk Experts Under the Federal Reserve’s Enhanced Prudential Standards
Alvarez

›  Mr. Alvarez was the founding General Counsel and Corporate Secretary of Affirm, Inc., where he helped build and scale the company’s enterprise risk management function focusing on legal, compliance, and corporate governance.

›  During his tenure as Commissioner of the DFPI, Mr. Alvarez oversaw a large swath of the state’s financial services sector and had primary responsibility for the DFPI’s regulatory and risk oversight of state banks, credit unions, and other licensed entities.

Estrada

›  Mr. Estrada is the chair of the Risk Oversight Committee and formerly served as the Los Angeles District Director for the SBA.

›  He is experienced at providing management oversight in public and private sectors.

Sussman

›  Mr. Sussman was an audit partner with Deloitte, where he held leadership positions including Partner in Charge of the Financial Services Group for the Pacific Southwest and Partner in Charge of Capital Markets for the West Region.

› His work at RGP involved providing corporate governance, risk management and compliance services to clients globally.

THE RISK OVERSIGHT PROCESS INCLUDES

The Board receiving regular reports from its committees and members of senior management to enable the Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk.

While each committee is responsible for evaluating certain risks, as further described in “Board Committees” below, and overseeing the management of such risks, the entire Board is regularly informed through reports about such risks. Matters of significant strategic risk are considered by the Board as a whole.

The Board has responsibility for the oversight

and evaluation of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with committees and management our major risk exposures, their potential impact on our business and the steps we take to manage them.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Leadership Structure

The Board leadership is structured with a Chairman/CEO position and a Lead Independent Director position that is elected by and from the independent members of the Board. The Board has determined that, at this time, having the CEO also serve as Chairman is in our best interest. The designation of the CEO with the additional title as Chairman is important when dealing with overseas customers and dignitaries in Asia, where these positions are typically combined. We have extensive experience and dealings with persons from this region who may have the perception that they are not dealing with the senior decision maker unless they are dealing with the Chairman. This structure also makes the best use of the CEO’s extensive knowledge of the Company and its industry, while fostering greater communication between management and the Board.

Our governance structure provides for a strong Lead Independent Director role. The powers and duties of a Chairman and a Lead Independent Director differ only in that the Chairman presides over the normal business portion of the meetings of the Board. Since the Lead Independent Director may call for an executive session of independent directors at any time and has joint control over the agenda and the information provided to directors for Board meetings, the Board believes that it is able to have an open exchange of views or address any issues independent of the Chairman. In addition, much of the work of the Board is conducted through its committees, and the Chairman is not a member of any committee, other than the Executive Committee.

Among other things, the Lead Independent Director is required to:

›   Lead executive sessions of the Board’s independent or non-management directors and preside at any session of the Board where the Chairman is not present;

›   Act as a regular communication channel between the independent directors and the Chairman;

›   Approve Board meeting schedules to ensure sufficient time to discuss all agenda items;

›   Represent the independent directors in discussions with major stockholders regarding their concerns and expectations;

›   Call special Board meetings or special meetings of the independent directors, as needed;

›   Approve the retention of consultants who report directly to the Board; and

›   Advise the independent Board committee chairs in fulfilling their designated roles and responsibilities to the Board.

The Company does not have a policy requiring mandatory separation of the roles of CEO and the Chairman of the Board. Instead, the Board believes it is in the best interest of the Company to make a determination regarding the separate roles of CEO and Board Chairman on a regular basis, based on the position and direction of the Company and the membership composition of the Board at the time. The determination not to separate the roles of Chairman and CEO at this time also recognizes the strong independence of the Board with ten of the eleven directors being independent.

Director Education and Self-Assessment; Succession Planning

We have a continuing education program to assist directors in further developing their skills and knowledge to better perform their duties. This includes presentations made as part of regular Board and committee meetings by qualified persons on various topics. For example, in 2023, our Board received in-Company training on topics including BSA/AML and OFAC requirements, privacy and identity theft red flag training, and fair lending and redlining. In addition, our directors have external continuing education requirements. In 2023, members of our Board participated in external director continuing education programs including those offered by the National

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Association of Corporate Directors (“NACD”), YPO, KPMG, PricewaterhouseCoopers, Baker Tilly, Deloitte, Crowe, Protiviti, and Stanford University, on topics such as audit committee issues, corporate social responsibility, information security, cybersecurity risk, geopolitical risk, global finance trends, crisis management, digital transformation in banking, regulatory review, oversight of artificial intelligence, ESG, board oversight of corporate political activity, diversity, compensation, compliance and ethics, and risk oversight and management. In addition, Messrs. Dumont, Estrada, Hutchins, Liu, and Sussman are active members of the NACD, Messrs. Estrada and Liu are NACD Leadership Fellows, Mr. Sussman is NACD Directorship Certified, and Mr. Dumont is FT Directorship Certified and a member of the Association of LGBTQ+ Corporate Directors.

The Board regularly evaluates its overall effectiveness, committee assignments, Board refreshment, and governance and risk management practices. The Nominating/Corporate Governance Committee determines the process for such evaluation and review, which typically includes a review of how certain attributes affect Board and/or individual director effectiveness, such as Board and Board Committee size, meeting frequency, quality and timing of information provided to the Board and Board Committee members, director communication, director education, director skills and qualifications, director independence and overall performance.

Board Meetings

During 2023, the Board held four regularly scheduled meetings and a multi-day retreat. There were also 21 meetings of Board committees during 2023. All directors attended all regularly scheduled Board meetings, Board committee meetings in which he/she served as a committee member, and the retreat. The policy of the Company is to encourage all director nominees to attend the annual meeting of stockholders. All directors attended the 2023 annual meeting of stockholders.

The independent directors generally meet in executive sessions without management or any employee directors present at every regularly scheduled meeting of the Board. The sessions are chaired by the Lead Independent Director. Any director can request an additional executive session to be scheduled.

The Board, on a regular basis but no less than annually, reviews the Company’s executive management succession plans for both regular and emergency succession scenarios. In addition, the Compensation and Management Development Committee periodically reviews the Company’s talent management program, including succession planning for key executives, including our Chief Executive Officer and other senior executive management, while the Nominating/Corporate Governance Committee is responsible for reviewing and approving an emergency succession plan.

Board Committees

The Board has the following five standing committees:

The standing committees report on their deliberations and actions at each full Board meeting. Each of the committees has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the committee in its work.

Each of the standing committees operates under a written charter. These charters can be found on the Company’s website at www.eastwestbank.com/investors by clicking on Corporate Information — Governance Documents. Set forth below is a description of the standing committees of the Board.

The Bank’s board of directors also has the same five standing committees, which each consists of the same directors as, and generally meets jointly with, the Company’s respective committee.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Audit Committee

The Audit Committee oversees our accounting and financial reporting process, the audit of our financial statements and assists our Board in monitoring our financial systems and our legal and regulatory compliance.

CHAIR:

Lester M. Sussman
(Audit Committee
Financial Expert)

OTHER MEMBERS:

Manuel P. Alvarez,
Molly Campbell
(Audit Committee
Financial Expert),
Rudolph I. Estrada,
Mark Hutchins
(Audit Committee
Financial Expert),
Paul H. Irving

NUMBER OF
MEETINGS HELD
IN 2023: 10

PRIMARY RESPONSIBILITIES

›   Appointing, compensating and overseeing the work of our independent registered public accounting firm;

›   Approving engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;

›   Reviewing the qualifications and independence of the independent registered public accounting firm;

›   Reviewing the scope and results of the internal audits;

›   Reviewing the Company’s financial statements and related disclosures;

›   Reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit;

›   Resolving any disagreements between management and the independent registered public accounting firm regarding financial reporting;

›   Reviewing our critical accounting policies and practices;

›   Reviewing the adequacy and effectiveness of our internal control over financial reporting;

›   Overseeing the Company’s Independent Asset Review function;

›   Establishing procedures for the receipt, retention and treatment of accounting and auditing related complaints and concerns;

›   Preparing the audit committee report required by SEC rules to be included in our annual proxy statement; and

›   Reviewing and approving quarterly earnings releases.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Compensation and Management Development Committee

The Compensation and Management Development Committee (the “Compensation Committee”) establishes and administers the executive compensation policies and plans of the Company.

CHAIR: Jack C. Liu OTHER MEMBERS: Molly Campbell, Archana Deskus, Serge Dumont, Sabrina Kay, Lester M. Sussman NUMBER OF MEETINGS HELD IN 2023: 5

 PRIMARY RESPONSIBILITIES

›   Annually reviewing and approving the primary components of compensation for our CEO and other Named Executive Officers (after receiving input from our CEO with respect to the other Named Executive Officers);

›   Establishing, with the input from the full Board, performance goals for the CEO, and evaluating his performance in light of those goals;

›   Evaluating the performance of our CEO and other Named Executive Officers in light of established goals and objectives;

›   Periodically evaluating the competitiveness of the compensation of our CEO, other Named Executive Officers, directors, and our overall compensation plans;

›   Providing input with respect to the Company’s human capital strategy, including talent management and succession planning, including succession planning for the CEO and other key executives;

›   Reviewing and discussing with management the risks arising from our compensation policies and practices for all employees that are reasonably likely to have a material adverse effect;

›   Evaluating and making recommendations regarding director compensation with the use of a compensation consultant;

›   Administering our equity compensation plans for our employees and directors; and

›   Producing the compensation committee report required by SEC rules to be included in our annual proxy statement.

Compensation Consultant

The Compensation Committee appointed Meridian Compensation Partners, LLC as its independent compensation consultant in 2023. The Compensation Committee uses its compensation consultant to:

›   Assist and advise the Compensation Committee during its meetings;

›   Provide information based on third-party data and analysis of compensation programs at comparable financial institutions for the design and implementation of our executive and non-employee director compensation programs;

›   Compile and analyze compensation data for financial services companies;

›   Assist the Compensation Committee in forming a peer group; and

›   Provide independent information as to the reasonableness and appropriateness of the compensation levels and compensation programs of the Company relative to comparable financial services companies.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee nominates persons for election as directors and reviews corporate governance matters.

CHAIR: Paul H. Irving OTHER MEMBERS: Molly Campbell, Serge Dumont, Rudolph I. Estrada, Sabrina Kay, Jack C. Liu NUMBER OF MEETINGS HELD IN 2023: 2

 PRIMARY RESPONSIBILITIES

›   Recommending to the Board a slate of nominees for election to the Board in accordance with the Company’s Corporate Governance Guidelines;

›   Recommending to the Board individuals to fill any vacancies on the Board occurring between annual meetings of stockholders;

›   Recommending to the Board the directors who will serve on each committee of the Board;

›   Approving emergency succession planning for senior executives;

›   Developing and recommending to the Board a set of corporate governance principles;

›   Periodically reassessing the Company’s corporate governance principles;

›   Conducting an annual assessment of the Board’s structure and performance to determine whether it, its committees and its members are functioning effectively; and

›   Overseeing and monitoring the Company’s Code of Conduct and Environmental and Social Policy Framework, including oversight and accountability for the Company’s material environmental and social impacts.

Risk Oversight Committee

The Risk Oversight Committee provides focused oversight of the Company’s identified enterprise risk categories, which include credit, capital, liquidity, operational, information technology, information security, market, compliance, legal, strategic, and reputation. The Board believes an effective enterprise risk management system is necessary to ensure the successful, safe and sound management of the Bank.

CHAIR: Rudolph I. Estrada OTHER MEMBERS: Manuel P. Alvarez, Archana Deskus, Paul H. Irving, Jack C. Liu, Lester M. Sussman NUMBER OF MEETINGS HELD IN 2023: 4

 PRIMARY RESPONSIBILITIES

›   Be responsible for the Company’s risk management standards;

›   Monitor the Company’s risk exposure in the identified enterprise risk categories;

›   Timely identify the material risks that the Company faces;

›   Communicate necessary information on material risks to senior management and, as appropriate, to the Board or relevant Board committee;

›   Approve and/or develop the risk appetite and tolerance levels for the Company;

›   Oversee systems that management put in place to identify, manage, and mitigate cybersecurity risks;

›   Oversee the Company’s risk management framework and implement responsive risk management strategies appropriate to the Company’s risk profile;

›   Integrate risk management into the Company’s decision-making; and

›   Monitor BSA/AML & OFAC compliance risks across the Bank and review assessments of BSA program enhancements from internal audits, regulators, and independent third parties, including consultants.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Executive Committee

CHAIR: Dominic Ng OTHER MEMBERS: Rudolph Estrada NUMBER OF MEETINGS HELD IN 2023: 0

 PRIMARY RESPONSIBILITIES

›   The Executive Committee is appointed by the Board to provide an efficient means of considering such matters and taking such actions, if any, as may require the attention of the Board in the interim between Board meetings.

›   The Executive Committee is authorized to exercise certain powers of the Board during intervals between Board meetings.

Stockholder Nominees

The policy of the Nominating/Corporate Governance Committee is to consider properly submitted stockholder nominations for Board candidacy as described below in “Identifying and Evaluating Nominees for Directors.” In evaluating these nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to meet the membership criteria set forth under “Director Nominee Qualifications and Experience” discussed above. Any stockholder nominations proposed for consideration by the Nominating/Corporate Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

CORPORATE SECRETARY East West Bancorp, Inc. 135 N. Los Robles Avenue, 7th Floor Pasadena, California 91101

Nominations for directors may be made by any stockholder entitled to vote for the election of directors if proper notice is given in accordance with our Amended and Restated Bylaws (the “Bylaws”). Notice of a stockholder’s intention to make any nominations must be made in writing, contain the information required by our Bylaws regarding the stockholder and the director nominee and be delivered to the Secretary of the Company at the Company’s principal executive offices. Notice must be delivered to or mailed and received at the Company’s principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting. If the meeting will be held more than 30 days before or 60 days after the anniversary date of the prior year’s annual meeting, notice must be delivered to or mailed and received at the Company’s principal executive offices not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting and the close of business on the 10th day following the date of the initial public announcement of the date of such meeting.

In addition to satisfying the foregoing requirements, our Bylaws require that stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice to the Company and comply with Rule 14a-19 under the Securities Exchange Act of 1934, including soliciting proxies from at least 67% of the voting power of shares entitled to vote. The notification shall contain the following information:

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

›  A representation that the stockholder, or beneficial owner, if any, will, or is part of a group that will file a definitive proxy statement and form of proxy with the SEC and solicit proxies in support of such director nominee(s) or nomination(s) in accordance with Rule 14a-19 under the Exchange Act;

›  The name and record address of the stockholder, as they appear on the Company’s books;

›  A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by the stockholder; and

›  A representation that the stockholder or a qualified representative intends to appear in person via the internet or by proxy at the meeting to nominate the person named in the notice.

In addition to the procedures set forth above, following discussions with stockholders, in March 2023 the Board amended our Bylaws to implement “stockholder proxy access,” which first applies for the election of directors in 2024. This bylaw allows a stockholder, or group of up to 20 stockholders, that meet certain ownership and procedural requirements, to nominate up to two director candidates or, if greater, up to 20% of the number of directors then serving on the Board using our proxy statement. The stockholder or group members will be required to have owned continuously at least three percent of our outstanding common stock for three years or more as of the date we receive the nomination and will be required to continue to hold that number of shares through the annual meeting of stockholders. Notice of a stockholder’s intention to make any nominations must be made in writing and must be delivered to the Secretary of the Company at the principal executive offices of the Company not less than 120 calendar days or more than 150 calendar days prior to the anniversary of the mailing date of the prior year’s proxy statement regarding the nomination and must contain information regarding the director nominee and the person making the nomination, including proof of the required number of shares held by the stockholder or group, as well as the additional information that is specified in our Bylaws. Except as otherwise required by law, we will disregard nominations not made in accordance with the requirements in the Bylaws.

Identifying and Evaluating Nominees for Directors

Our Corporate Governance Guidelines contain Board membership criteria that apply to the Nominating/Corporate Governance Committee’s nominees for a position on the Board. Under these criteria, members of the Board should possess the following:

›  The highest professional and personal ethics and values

›  Broad experience at the policy-making level in business, government, education, finance, accounting, law or public interest

›  A high level of financial experience

›  Extensive knowledge of the Company’s business and/or industry, risk oversight/management expertise and broad international exposure/Asia experience

›  A variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s businesses

›  A diverse background and experience, including with respect to race, ethnicity, gender and national origin

›  A commitment to enhancing stockholder value

›  Sufficient time to carry out their duties and to provide insight and practical wisdom based on experience, including limited service on other boards of public companies in order to perform responsibly all director duties

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Nominating/Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director and regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee considers various potential candidates for director. Candidates may come to the attention of the Committee through current Board members, professional search firms, stockholders or other persons.These candidates are evaluated at regular or special meetings of the Committee and may be considered at any point during the year. As described above, the Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Committee. If any materials are provided by a stockholder in connection with the nomination of a director candidate, those materials are forwarded to the Committee. In evaluating the nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Communications with the Board

Our Board welcomes suggestions and comments from stockholders. All stockholders are encouraged to attend the Annual Meeting where senior management and representatives from our independent registered public accounting firm, as well as members of the Board, will be available to answer questions. Stockholders may also send written communications to the Board by writing to the Secretary of the Board at:

SECRETARY OF THE BOARD OF DIRECTORS East West Bancorp, Inc. 135 N. Los Robles Avenue, 7th Floor Pasadena, California 91101

All communications (other than commercial communications soliciting the sale of goods or services to, or employment with, the Company or directors of the Company) will be directed to the appropriate committee, the Chairman of the Board, the Lead Independent Director, or to any individual director specified in the communication, as applicable.

Stock Ownership Guidelines

All directors and Named Executive Officers are required to own the Company’s common stock to further align the financial interests of our directors and management with those of our stockholders. The stock ownership guideline for directors is three times their annual cash retainer, and the guideline should be met within five years of the date of election. The stock ownership guideline for the CEO is six times his annual base salary, and the stock ownership guideline for Named Executive Officers is one time their annual base salary. These guidelines should be met within five years of the date of hire. The Company’s Stock Ownership Guidelines for directors and senior management are posted on the Company’s website, which can be found at www.eastwestbank.com/investors by clicking on Corporate Information — Governance Documents.

Named Executive Officers have additional holding requirements for stock acquired as part of their compensation. Named Executive Officers are required to hold until retirement at least 51% of any stock acquired upon the exercise of stock options (net of taxes and net of the grant price paid) and at least 51% of any stock received upon vesting (net of taxes) of restricted stock or restricted stock units (“RSUs”).

Additionally, in 1998, the Company launched the Spirit of Ownership Program, which provides annual restricted stock grants to all Company employees. The program was launched with the premise that each employee is a shareholder, with a vested stake in the Company’s long-term success, growth, and profitability.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

No Pledging/Hedging of Company Securities

Pursuant to our Insider Trading Policy, directors, officers and employees may not pledge the Company’s securities or engage in hedging strategies, including those designed to hedge or offset any decrease in the market value of the Company’s securities granted as compensation or held directly or indirectly by such person. Additionally, directors, officers and employees may not sell short or trade derivatives involving the Company’s securities.

Certain Relationships and Related Transactions

Our Code of Conduct and Corporate Governance Guidelines provide guidance for addressing actual or potential conflicts of interests, including those that may arise from transactions and relationships between the Company and its executive officers or directors. In order to provide further clarity and guidance on these matters, the Company has adopted a written policy regarding the review, approval or ratification of related party transactions.

The policy generally provides that the Audit Committee will review and approve in advance, or will ratify, all related party transactions between the Company and our directors, director nominees, executive officers, and persons known by the Company to own more than 5% of our common stock, and any of their immediate family members. Related party transactions include transactions or relationships involving the Company and amounts in excess of

$120,000 and in which the above related parties had or will have a direct or indirect material interest. Under the policy, the failure to approve a related party transaction in advance would not invalidate the transaction or violate the policy as long as it is submitted to the Audit Committee for review and ratification as promptly as practicable after entering into the transaction.

The Audit Committee works with our General Counsel in reviewing and considering whether any identified transactions or relationships are covered by the policy. In determining whether to approve or ratify a transaction or relationship that is covered by the policy, the Audit Committee considers, among other things:

›  The identity of the parties involved in the transaction or relationship;

›  The facts and circumstances of the transaction or relationship;

›  The material facts of the transaction or relationship;

›  The benefits to the Company of the transaction or relationship; and

› The terms of the transaction, including whether those terms are fair to the Company and are in the ordinary course of business and on substantially the same terms with transactions or relationships with unrelated third parties.

During 2023, we did not enter into any related party transactions that required review, approval or ratification under our related party transaction policy. From time to time, we may lend money through our subsidiary, the Bank, to various directors and corporations or other entities in which a director may own a controlling interest. These loans (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) do not involve more than a normal risk of collectability and do not present other unfavorable features. As of December 31, 2023, none of these loans were categorized as nonaccrual, past due, restructured, or potential problem loans. We do not provide any loans to Named Executive Officers. None of our directors or executive officers, any associate or affiliate of those persons, or persons who beneficially owned more than 5% of our outstanding shares had any transactions or proposed transactions with us greater than $120,000 during the past year, other than the aforementioned loans made in the ordinary course of business.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Compensation

The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to the compensation of directors. Employees of the Company and its subsidiaries are not compensated for service as a director of the Company or its subsidiaries and are excluded from the table below. The compensation received by Mr. Ng as an employee of the Company is provided below in the “Summary Compensation Table.”

Director compensation is reviewed by the Compensation Committee of the Board and adjustments are generally considered every two years. The Committee will engage an outside independent consultant to review director compensation amounts and structure at the same group of peer banks used by the Compensation Committee to review the compensation of senior management. In 2023, the Compensation Committee engaged Meridian Compensation Partners, LLC as its independent compensation consultant for this purpose.

In 2023, non-employee directors received an annual cash retainer of $130,000 and an annual award of $130,000 of common stock. The Lead Independent Director received an additional annual cash retainer of $35,000. The Board believes that the role of a Lead Independent Director is essential to maintaining an independent leadership with respect to matters such as Board oversight, corporate strategy, management succession, internal controls, Board composition and functions, and accountability to stockholders, and therefore the annual cash retainer paid for the Lead Independent Director’s additional service is justified. The essential duties of the Lead Independent Director are explained in further detail in the section titled “Board Leadership Structure” above and in our Corporate Governance Guidelines. The Lead Independent Director also acts as the Board representative to the Company’s strategic advisory council of outside community leaders and is charged with developing strategic networks of new business, for which he received a cash retainer of $25,000 for such additional Board service.

The committee chairs received an additional annual cash retainer as follows: Audit $25,000; Compensation $25,000; Risk Oversight $25,000; and Nominating/Corporate Governance $20,000.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table summarizes the compensation paid by the Company to non-employee directors for the calendar year that ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)	Total ($)
Manuel P. Alvarez	130,032	129,968	1,433[3]	261,433
Molly Campbell	130,032	129,968		260,000
Archana Deskus	130,032	129,968		260,000
Serge Dumont	130,032	129,968		260,000
Rudolph I. Estrada	215,032	129,968		345,000
Mark Hutchins	130,005	129,994		260,000
Paul H. Irving	150,032	129,968		280,000
Sabrina Kay	130,032	129,968		260,000
Jack C. Liu	155,032	129,968		285,000
Lester M. Sussman	155,032	129,968		285,000

1.	Annual cash retainers were paid to directors in June 2023 for service from May 2023 to May 2024.
2.	The Company granted 2,603 shares of the Company’s common stock to each non-employee director on May 24, 2023 except for Mr. Hutchins, who was granted 2,281 shares of the Company’s common stock when he was appointed on August 14, 2023. The grant date fair value is based on the number of shares granted and the closing price of the Company’s stock on the grant date. The closing price of the Company’s common stock was $49.93 on May 24, 2023 and $56.99 on August 14, 2023. The grant date fair values are computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 718, Compensation—Stock Compensation. See the Company’s Annual Report on Form 10-K, Note 1 - Summary of Significant Accounting Policies, on the Company’s accounting for share-based compensation plans.
3.	Represents stock dividends declared from February 7, 2022 through February 6, 2023 on 689 shares of stock granted on January 1, 2022.

Proposal 2: Advisory Vote to Approve Executive Compensation

PROPOSAL SNAPSHOT

What am I voting on?

Stockholders are being asked, as required by Section 14A of the Exchange Act, to approve, on an advisory basis, the compensation of the Named Executive Officers for 2023 as described in the “Compensation Discussion and Analysis” section beginning on page 38 and the Compensation Tables section beginning on page 55.

Voting recommendation:

FOR the advisory vote to approve executive compensation. The Compensation Committee takes very seriously its stewardship responsibility to oversee the Company’s compensation programs and values thoughtful input from stockholders. The Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our NEO compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all our NEOs and the philosophy, policies and practices described in this Proxy Statement. Our Board of Directors and management value the opinions of our stockholders, including their advisory votes regarding the compensation paid to our NEOs, and as such, we hold our Say-on-Pay vote every year. We revisit the frequency of our Say-on-Pay votes every 6 years.

We believe that the information provided in “Compensation Discussion and Analysis” beginning on page 38 demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. The sustained success of the Company’s customer focus and bridge banking model between East and West is reflected in the following key metrics:

›	Total loans grew 8% in 2023, to a record $52.2 billion;
›	Total deposits grew to a record $56.1 billion in 2023;
›	ROA of 1.71% in 2023 was substantially above the KBW Nasdaq BANK INDEX (“BKX”) median of 0.84% and average of 0.86%; and
›	ROE of 17.91% in 2023 was substantially above the BKX median of 10.08% and average of 9.74%.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of our Named Executive Officers as reflected in this Proxy Statement and as disclosed pursuant to Item 402 of Regulation S-K, which disclosure includes the compensation discussion and analysis, the compensation tables, narratives and all related material.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board and the Compensation Committee will consider the vote results when evaluating our compensation policies and practices in the future. Currently, we expect to hold an advisory vote on the compensation paid to our NEOs each year and expect that the next such vote, following this vote, will occur at our annual stockholder meeting in 2025.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis (“CD&A”) describes the structure and guiding principles of our 2023 executive compensation program for the Company’s Named Executive Officers, as set forth below.

2023 Named Executive Officers (“NEOs”)	Dominic Ng	Chairman and Chief Executive Officer
	Christopher J. Del Moral-Niles	Executive Vice President, Chief Financial Officer
	Irene H. Oh	Executive Vice President, Chief Risk Officer (Former Executive Vice President, Chief Financial Officer)
	Douglas P. Krause	Vice Chairman, Chief Corporate Officer
	Parker L. Shi	Executive Vice President, Chief Operating Officer
	Gary Teo	Executive Vice President, Chief Human Resources Officer

Mr. Del Moral-Niles joined the Company as Executive Vice President, Chief Financial Officer in October 2023. Ms. Oh served as Executive Vice President, Chief Financial Officer through September 2023 and was appointed as Executive Vice President, Chief Risk Officer in October 2023. The Board believes Ms. Oh’s intimate knowledge of the Company’s operations, finances, and condition through her many years of service well qualifies her to assess and manage risk as the Company’s Chief Risk Officer.

2023 Business and Financial Performance Highlights

In 2023, we continued to deliver strong and consistent financial performance. The Company achieved record loans of $52.2 billion, record deposits of $56.1 billion, and record assets of $69.6 billion.

We also outperformed peer banks in terms of ROA, ROE, and total shareholder return (“TSR”). The Compensation Committee believes the Company’s 2023 pay decisions reflected the continued alignment between the Company’s financial and organizational objectives and its executive compensation program. We have outperformed peer banks over time. We consistently achieved a higher ROA and ROE for each of the last three years relative to the median ROA and ROE achieved by (i) our compensation peer group described on page 43 of this Proxy (the “Peer Group”), and (ii) the banks comprising the KBW Nasdaq BANK INDEX (“BKX”).

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COMPENSATION DISCUSSION AND ANALYSIS

Company Results Compared to Peers

2023 RETURN ON ASSETS OF 1.71%

2023 RETURN ON EQUITY OF 17.91%

THREE-YEAR TOTAL SHAREHOLDER RETURN (“TSR”) OF 54.13%

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COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Philosophy

We designed our executive compensation program to attract and retain talented managers, while rewarding them for delivering on our key financial and strategic goals. Guiding principles of our executive compensation program include:

Our Executive Compensation Program
What We Do
Place a substantial majority of executive compensation at risk and subject to performance metrics
Engage with and consider stockholder input in designing our executive pay programs
Grant all of our NEOs’ total long-term incentives in performance-based restricted stock units
Link annual NEO incentive pay to objective, pre-established financial performance goals
With oversight from the Compensation Committee, perform annual risk assessments to ensure that our compensation policies and programs are not likely to materially increase the Company’s risk exposure
Engage an independent compensation consultant that reports solely to the Compensation Committee
Maintain stock ownership requirements for all NEOs
Maintain a relevant peer group
Maintain a clawback policy
Listen to and engage with our stockholders regarding executive compensation decisions and philosophy
Conduct an annual review and approval of our compensation strategy
What We Don’t Do
Do not allow re-pricing of stock options without stockholder approval
Do not provide “single trigger” change in control payments to executive officers
Do not permit hedging or pledging of Company stock
Do not permit gross-ups for excise or other taxes on severance or in connection with a change in control

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COMPENSATION DISCUSSION AND ANALYSIS

Overview of Our Executive Compensation Program

With input from our stockholders, we have designed an executive compensation program that aligns pay with measurable achievement of our corporate goals. Our 2023 executive compensation program remained the same as our 2022 structure. The components of each element of our executive compensation program are described in the table below.

2023 Pay Mix for NEOs

The 2023 pay mix for our NEOs highlights the Company’s commitment to align compensation outcomes to results and underscores our compensation philosophy of placing significant emphasis on at-risk, performance-based pay. In 2023, 83% of the CEO’s target pay was at risk and linked to performance-based outcomes. For the other NEOs, 68% of target pay, on average, was at risk and tied to direct performance results.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation-Setting Process and Roles

ROLE OF THE COMPENSATION COMMITTEE

As outlined in our Corporate Governance Guidelines, the Compensation Committee is responsible for developing and overseeing the Company’s executive compensation policies and programs. The goal of the Compensation Committee is to maintain compensation that is competitive within the markets in which we compete for talent, and which reflects the long-term interests of our stockholders.

The Compensation Committee is responsible for:

›  Developing the overall compensation strategy and policies for the Company;

›  Developing, evaluating and approving the goals and objectives of the compensation of the CEO;

›  Evaluating and approving the individual compensation, including bonus and equity incentive compensation and perquisites of each of the NEOs;

›  Establishing the guidelines for stock ownership for executive management;

›  With input from the Chief Human Resources Officer and Chief Risk Officer, reviewing our incentive compensation programs to evaluate and ensure that none of them encourage excessive risk;

›  Developing and maintaining a balanced compensation strategy of long-term and short- term incentives;

›  Retaining outside advisors, including compensation consultants, to provide professional counsel;

›  Approving annually the Compensation Committee Report and our Compensation Discussion and Analysis for inclusion in our Proxy Statement; and

›  Providing reports to the Board on compensation matters.

ROLE OF THE COMPENSATION CONSULTANT

The independent compensation consultant, Meridian Compensation Partners, LLC, reports directly to the Compensation Committee and advises the Compensation Committee on trends and issues in executive compensation and provides comparative compensation information for companies with which the Company competes for talent. The Compensation Committee has the sole authority to retain and oversee the work of the consultants, who do not provide services to Company management. The Compensation Committee evaluates the independence of the consultant annually.

ROLE OF MANAGEMENT

The Company’s Human Resources Department provides additional analysis, administrative support and counsel as requested by the Compensation Committee. Members of management do not recommend, determine, or participate in Committee discussions related to their individual compensation arrangements. The CEO provides executive compensation recommendations for his direct reports, including the other NEOs, but does not participate in discussions related to his own compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

2023 STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our compensation policies and practices continue to evolve based on input and correspondence submitted from our stockholders, our review of market practices, our consideration of the independent compensation consultant’s advice, our review of reports issued by proxy advisory firms, and the results of the most recent annual “Say-on-Pay” vote by stockholders.

Approximately 96.4% of the votes cast at our 2023 annual meeting of stockholders approved the Company’s 2022 executive compensation. The Compensation Committee views the high approval percentage as an indication that stockholders were generally satisfied with the executive compensation structure and how it was designed.

USE OF PEER GROUP

The Compensation Committee, with input from its independent compensation consultant, reviews at least annually the composition of peer companies against which the Company evaluates itself for compensation purposes. In determining the composition, financial institutions were primarily chosen based on comparable asset size, with additional consideration of other metrics such as market capitalization, revenue, geographic presence, business model, and complexity of operations.

In November 2022, the Compensation Committee approved our 2023 compensation peer group which consisted of 22 bank holding companies with similar market capitalization and asset size as the Company (the “Peer Group”). The composition of the Peer Group was updated to better reflect the Company’s business focus, asset size, and continued growth by removing First Horizon Corporation and adding SouthState Corporation. The number of peer banking holding companies in the Peer Group was further adjusted after March 2023, and decreased from 22 to 18 due to a number of merger and acquisition transactions involving SVB Financial Group, First Republic Bank, Signature Bank, and PacWest Bancorp. As of December 31, 2023, our Peer Group’s total assets ranged from $35.8 billion to $213.8 billion, with a median total asset size of $65.8 billion. As of December 31, 2023, the median market capitalization of our Peer Group was $6.6 billion, with a range between $2.4 billion and $20.5 billion. With respect to total assets and market capitalization, the Company ranked in the 50th percentile and 72nd percentile, respectively, relative to the Peer Group as of December 31, 2023.

THE COMPANIES IN THE PEER GROUP WERE AS FOLLOWS:

FY 2023 Peer Group
BankUnited, Inc. (NYSE: BKU)	Huntington Bancshares Incorporated (Nasdaq: HBAN)	SouthState Corporation (NYSE: SSB)
BOK Financial Corporation (Nasdaq: BOKF)	KeyCorp (NYSE: KEY)	Synovus Financial (NYSE: SNV)
Columbia Banking System, Inc. (NYSE: COLB)	Northern Trust Corporation (Nasdaq: NTRS)	Valley National Bankcorp (Nasdaq: VLY)
Comerica Incorporated (NYSE: CMA)	Pinnacle Financial Partners, Inc. (Nasdaq: PNFP)	Western Alliance Bancorporation (NYSE: WAL)
Cullen/Frost Bankers, Inc. (NYSE: CFR)	Popular, Inc. (Nasdaq: BPOP)	Wintrust Financial Corporation (Nasdaq: WTFC)
First Citizens Bancshares Inc. (Nasdaq: FCNCA)	Regions Financial Corporation (NYSE: RF)	Zions Bancorp (Nasdaq: ZION)

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COMPENSATION DISCUSSION AND ANALYSIS

It is important to note that in determining executive compensation, the Compensation Committee does not solely rely on comparative data from the Peer Group. While comparisons can be useful in identifying general compensation trends and overall pay levels, the Compensation Committee recognizes there may be meaningful differences between us and our peer companies. The listing of NEOs, for example, may vary amongst our peer companies, with titles, compensation, and tenure that do not readily track with ours. The Compensation Committee uses the comparison data as a general indicator of market trends in executive compensation but does not use it exclusively to set compensation levels for the CEO or other NEOs. In addition to peer data, the Compensation Committee also uses salary data from published industry sources. Any compensation decisions also consider individual and company performance, the position and tenure, responsibilities within the Company, and other factors to determine total compensation for the NEOs. See “Compensation-Setting Process” below for a more detailed discussion.

For purposes of determining long-term incentive awards, the Compensation Committee and its independent compensation consultant determined it would be appropriate to continue benchmarking to banks in the BKX (the “Long-Term Performance Peer Group”). The use of this benchmark compares our performance to a broader index of financial institutions determined by a third party, aligns with our investors’ perspectives and increases the transparency of the Company’s goal-setting process.

COMPENSATION-SETTING PROCESS

Compensation for the NEOs and certain other executive officers is typically evaluated and set by the Compensation Committee in the first quarter of each year, using the competitive compensation data provided by the independent compensation consultant, peer data, as well as Company business departments and individual performance data. An executive’s compensation is generally established after considering the following factors:

›  Competitive pay data for similar jobs and responsibilities in the market;

›  The Company’s performance against financial measures;

›  The Company’s performance relative to strategic initiatives approved by the Compensation Committee;

› Individual performance and overall contributions; › The business climate, economic conditions, and other factors; and › The results of the most recent “Say-on-Pay” stockholder vote.

As a growing organization, we encounter significant competition for top management talent – those individuals with the strategic vision, understanding of specialized industries and the international banking experience necessary to sustain our growth. This challenge to attract and retain qualified personnel has been an important consideration in our compensation decisions, and we expect it will continue to be a significant consideration going forward.

For the CEO, the Compensation Committee annually reviews and approves the corporate goals and objectives relevant to the CEO’s performance, evaluates the CEO’s performance against those objectives and approves the CEO’s compensation level based on that evaluation. With assistance from the independent compensation consultant, the Compensation Committee also considers the Company’s Peer Group and other peer data on base pay, performance-based bonus targets, and long-term incentive awards when setting compensation types and amounts for the CEO.

The Compensation Committee separately reviews and discusses with the CEO his annual compensation recommendations for the other NEOs. A variety of factors help determine the final approved compensation amounts for the NEOs. For base salary adjustments, compensation data from our Peer Group and survey data for similar jobs and job levels are considered. For annual performance-based bonus payout and long-term incentive

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COMPENSATION DISCUSSION AND ANALYSIS

awards, the Compensation Committee considers the executive’s achievement against performance goals, along with individual contributions toward Company objectives.

The Compensation Committee does not benchmark to a particular percentile in determining target total direct compensation. Rather, it uses market peer proxy and survey data as a reference point, giving consideration to factors such as tenure, individual performance, any unique circumstances of the NEO’s position based on that individual’s responsibilities, market factors, succession considerations, and retention considerations. We believe this approach drives higher realized compensation when our financial and stock performance is strong and less realized compensation when our financial and/or stock performance is lower.

Elements of Our Executive Compensation Program

BASE SALARY

Base salary is a fixed portion of compensation delivered in cash to reflect each executive’s role and ongoing performance. NEO base salary levels are typically reviewed annually by the Compensation Committee and adjusted as appropriate, typically to reflect merit, promotions or changes in responsibilities, or market adjustments. When determining any base salary increases, the Compensation Committee considers an individual’s total compensation package, his or her performance, Company performance, comparative peer and market compensation data, internal parity, and other relevant factors, including the scope of the executive’s responsibilities relative to peers and other executives, and retention concerns.

Executive	Title	FY2022 Base Salary ($000s)	FY2023 Base Salary ($000s)	% Change
Dominic Ng	Chairman and CEO	$1,275.0	$1,275.0	0.0%
Christopher J. Del Moral-Niles	Executive Vice President, Chief Financial Officer	-	$600.0	-
Irene H. Oh	Executive Vice President, Chief Risk Officer	$677.4	$701.1	+3.5%
Douglas P. Krause	Vice Chairman, Chief Corporate Officer	$589.7	$636.9	+8.0%
Parker L. Shi	Executive Vice President, Chief Operating Officer	$800.0	$816.0	+2.0%
Gary Teo	Executive Vice President, Chief Human Resources Officer	$401.3	$429.4	+7.0%

PERFORMANCE-BASED BONUS PLAN

The Compensation Committee has developed a Performance-Based Bonus Plan to reward executives for achieving critical Company-wide financial metrics and strategic goals (collectively, the “Corporate Goals”) and departmental or individual goals (collectively, “Individual Goals”). For 2023, performance on Corporate Goals was measured 70% based on financial performance and 30% based on strategic goals. Performance of Individual Goals was measured by goals determined for executives (other than the CEO, whose bonus is paid 100% based on corporate performance).

Each NEO is assigned a bonus target, stated as a percentage of the individual’s annual base salary. An NEO’s actual payout under the Performance-Based Bonus Plan depends on (i) the achievement of the Corporate Goals and, if applicable, Individual Goals, and (ii) the relative weightings of Corporate Goals and Individual Goals assigned to such NEO.

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COMPENSATION DISCUSSION AND ANALYSIS

In determining each NEO’s target bonus percentage and weighting for Corporate Goals and Individual Goals, the Board and the Committee generally considered competitive market information as well as individual performance and contributions to the Company. Following its annual review, the Committee determined that adjustments to the weights and potential payout of performance objectives were appropriate to align with market practice and balance incentives tied to corporate and individual performance. As such, the Committee approved the following features to the 2023 Performance-Based Bonus Plan.

›   Target incentive opportunities, defined as a percentage of base salary, remained unchanged at 145% for Mr. Ng and 100% for Ms. Oh, Mr. Krause, and Mr. Shi. Target incentive for Mr. Del Moral- Niles was at 100%. Target incentive for Mr. Teo was increased from 60% to 80%.

›   To balance the more short-term focus inherent in financial goals against the long-term vision and performance objectives described in the strategic goals, maximum achievement for financial goals and strategic goals was set up to 200% of achievement of stated goals.

›  To fully align and motivate our executives by emphasizing sustained value for the Company while reinforcing personal accountability, maximum achievement for Individual Goals for non-CEO NEOs was set at 200% of achievement of stated goals[1].

›  The achievement of Corporate Goals and Individual Goals under the Performance-Based Bonus Plan results in an annual award that can be earned between zero and 200% of the bonus target.

1.	For Mr. Teo, there was no change to the maximum achievement percentage of Individual Goals.

The financial, strategic, and individual goal weights for each NEO were approved as follows:

			Corporate Performance
Executive	Title	Target Bonus % of Salary	Financial	Strategy	Individual
Dominic Ng	Chairman and CEO	145%	70%	30%	-
Christopher J. Del Moral-Niles	Executive Vice President, Chief Financial Officer	100%	n/a	n/a	n/a
Irene H. Oh	Executive Vice President, Chief Risk Officer	100%	45%	20%	35%
Douglas P. Krause	Vice Chairman, Chief Corporate Officer	100%	45%	20%	35%
Parker L. Shi	Executive Vice President, Chief Operating Officer	100%	45%	20%	35%
Gary Teo	Executive Vice President, Chief Human Resources Officer	80%	21%	9%	70%

Mr. Del Moral-Niles joined the Company in October 2023 and did not have individual goals in 2023. The corporate goals were also not applicable to Mr. Del Moral-Niles in 2023.

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COMPENSATION DISCUSSION AND ANALYSIS

2023 Financial Metrics

Financial metrics comprised 70% of the Performance-Based Bonus Plan Corporate Goals in 2023. On an annual basis, the Company evaluates the performance metrics used, and modifies the metrics and the weightings as deemed appropriate. In 2023, the Company updated the metrics to more closely align with key priorities for the year, including growing operating earnings (“EPS”), total loans, total deposits, and pre-tax, pre-provision (“PTPP”) income, while managing credit quality. The weighting for the financial metrics consisted of 80% on growth, including operating EPS, PTPP income, and average total loans and deposits growth, and 20% on credit quality. Specific to the growth metrics, the weightings were 30% for operating EPS, 20% for PTPP income, 15% for average total loans growth, and 15% for average total deposits growth. The balance of the weightings consisted of 20% for the year-end criticized loans ratio.

For 2023, target operating EPS was set at 10% higher than the actual 2022 adjusted EPS. Target PTPP income, average total loans growth, and average total deposits growth for 2023 were set to be 17%, 9%, and 2% higher, respectively, than 2022 results, which positioned the Company at the top quartile (ranked in the 84th percentile, the 73rd percentile, and 82nd percentile, respectively) against the same metrics as measured by analyst consensus estimates for the Proxy Peer Group. For credit quality, target metric for year-end criticized loans ratio was set to be 2.50% based on recent historical ratios and the mean criticized loan ratio for the Peer Group.

The 2023 financial metrics, measured against actual results, are summarized as follows:

METRIC	Threshold	Target	Maximum	Achievement (Payout)
Operating EPS Growth (30% Wtg.)	$8.40	$8.70	$9.20	$8.56 (77%)
Pre-tax, Pre-provision Income (PTPP) Growth (20% Wtg.)	$1,713M	$1,867M	$1,921M	$1,788M (74%)
Average Total Loan Growth (15% Wtg.)	$48,039M	$49,244M	$50,305M	$49,545M (128%)
Average Total Deposits Growth (15% Wtg.)	$53,214M	$55,414M	$57,015M	$54,966M (90%)
Year-end Criticized Loans Ratio (20% Wtg.)	4.25%	2.50%	2.00%	1.87% (200%)
Total Financial Payout	50%	100%	200%	111%

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COMPENSATION DISCUSSION AND ANALYSIS

2023 Strategic Metrics and Results

In determining the 2023 Performance-Based Bonus payouts for the strategic component, the Compensation Committee evaluated management’s performance in four key strategic areas: Back to Basics, Deepen Customer Relationships, Strategic Growth, and Talent & Human Capital Management.

We continued to deliver strong multi-year financial performance based on our strategic focus on commercial banking, bridge banking, and wealth management. To invest in our future, improve efficiency, and strengthen our risk management, we focused on product innovation, improved service levels, and continued to reinforce our credit culture. In 2023, we continued to deliver development programs and enabled leaders and top talent to build their knowledge, skills, and experience to become better leaders and effective team members in managing and driving growth of our business.

Back to Basics

›  Continued to maintain a reliable environment and streamline internal processes to meet customers’ increasing service expectations;

›  Continued to evolve our processes and platforms to maintain competitive differentiation and address enterprise sustainability pain points; and

›  Continued to strengthen our risk and control management practices and capabilities.

Strategic Growth

›  Continued to optimize core industries across commercial loans;

›  Maintained continuous growth of anchor industries and accelerated growth across emerging industries;

›  Continued to generate cross-border referrals across geographies to enable more clients to get access to our global capabilities and services; and

›  Continued to incubate innovation and promote new growth opportunities.

Deepen Customer Relationships

›  Continued to deepen our customer relationships and bring our products to our customers; and

›   Increased product penetration to mono-line branch customers and penetration of existing fee products in existing customer base.

Talent & Human Capital Management

›  Continued to strengthen business continuity by designating a back-up delegate or successor for critical positions; and

›  Continued to enhance goal setting process to strengthen performance management practices and align associates’ efforts with strategic priorities.

At its March 2024 meeting, the Compensation Committee approved the achievement of the executive team’s efforts at a total of 141% for the strategic component, based on the following weights: (i) 30% for Back to Basics

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COMPENSATION DISCUSSION AND ANALYSIS

with 139% results, (ii) 20% for Deepen Customer Relationships with 138% results, (iii) 25% for Strategic Growth with 130% results, and (iv) 25% for Talent & Human Capital Management with 156% results.

2023 Individual Metrics

The Board recognized that under Mr. Ng’s leadership, the Company successfully built upon its strong financial momentum from prior years and achieved record 2023 financial results while the banking industry continues to face economic uncertainty. In 2023, the Company achieved record earnings of $8.18 per diluted share, up 3% from the previous year, record net income of $1.2 billion, record revenues of $2.6 billion, record assets of $69.6 billion, record loans of $52.2 billion, and record deposits of $56.1 billion. In addition, the Company reported a return on average assets of 1.71%, return on average equity of 17.91%, and return on average tangible equity of 19.35% for 2023, with a three-year TSR of 54% compared to the Peer Group’s 27% and BKX’s 19%. Under Mr. Ng’s leadership, the Company continues to deploy its growth strategy in commercial and bridge banking, omni-channel banking, and wealth management, while continuously strengthening our risk and control management practices, improving operational excellence, and actively developing and hiring talent. Under Mr. Ng’s leadership, the Company was included in American Banker’s annual survey of most reputable U.S. banks for the first time in 2023, ranking at #3 among non-customers and #5 among customers. The Company’s strong financial performance also earned it the #1 performing bank rankings from S&P Global Market Intelligence and Bank Director.

For the other NEOs, the Compensation Committee concluded as follows:

i.	Mr. Del Moral-Niles joined the Company in late 2023 and did not have individual goals in 2023. As the newly appointed Chief Financial Officer, he effectively delivered the Company’s fourth quarter earnings, establishing credibility across the analyst and investor community, and drove improvements in the Company’s financial forecasting processes as well as goal-setting processes for certain business units.
ii.	Ms. Oh served as the Chief Financial Officer through September 2023, and in that role, she maintained strong capital positions and implemented effective asset/liability management in a challenging environment, which generated material net interest margin expansion, while protecting downside risk through the appropriate use of balance sheet hedging. Ms. Oh effectively demonstrated strong expense discipline while continuing to make strategic investments in infrastructure to streamline processes and improve efficiencies. In October 2023, Mr. Oh assumed the role of Chief Risk Officer and dedicated her efforts to, and leadership on, enhancing and safeguarding risk management and controls for the Company.
iii.	Mr. Krause continued to focus on and maintain our disciplined credit culture. He significantly improved asset quality in 2023 while supporting strong loan growth and promoting collaboration between the credit team and frontline business units. Mr. Krause also continued to develop the management information system for earlier identification of weaknesses in loans and portfolios, while maintaining strong compliance programs across the Company.
iv.	Mr. Shi led the overall corporate development strategy and oversaw day-to-day operations across the Company. He continued to lead the Company’s Back-to-Basics initiative, including launching the SMART (Specific, Measurable, Achievable, Realistic, and Timely) goal-setting program across various corporate departments and enhancing the Company’s cybersecurity programs and controls monitoring systems through business innovation and new technologies.
v.	Mr. Teo continued to enhance our leadership development programs, including top talent and succession planning programs across the Company, as well as a range of training programs, nurturing employees’ capabilities of career advancement. Under Mr. Teo’s leadership, the Company also established the Diversity Council and Employee Resource Groups, contributing to its top 5 ranking in Fortune’s Best Workplaces for Women™ in 2023.

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COMPENSATION DISCUSSION AND ANALYSIS

2023 Performance-Based Bonus for NEOs

After taking into account the Company’s financial and strategic performance, the Compensation Committee determined that the NEOs had a payout of 120% for the corporate component, which consisted of a 111% payout for the financial metrics (70% weighting) and a 141% payout for the strategic metrics (30% weighting). Payouts for the individual component (excluding the CEO) ranged from 126% to 142%. Overall payouts (excluding the CEO) ranged from 122% to 128%.

For 2023, Mr. Del Moral-Niles’ bonus amount was determined based on his target bonus and his duration of employment with the Company. All other NEOs were awarded the performance-based bonus amounts set forth in the table below.

		Target Weightings			2023 Payout (as a % of Target)
		Corporate Performance			Corporate Performance
Executive	Target Bonus as % Salary	Financial	Strategic	Individual	Financial	Strategic	Individual	Total Payout
Dominic Ng	145%	70%	30%	-	111%	141%	-	120%
Christopher J. Del Moral-Niles	100%	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Irene H. Oh	100%	45%	20%	35%	111%	141%	142%	128%
Douglas P. Krause	100%	45%	20%	35%	111%	141%	142%	128%
Parker L. Shi	100%	45%	20%	35%	111%	141%	126%	122%
Gary Teo	80%	21%	9%	70%	111%	141%	127%	125%

Long-Term Incentive Awards

Long-term incentive (“LTI”) awards are compensation awards designed to align the compensation of our executive officers to stockholder returns. These awards are generally granted as stock in the first quarter of each year, allowing the Compensation Committee adequate time to evaluate prior year performance. When determining the annual LTI awards for our executive officers, the Compensation Committee believes it is important to take into account not only the grant date values included in the “Summary Compensation Table,” but also to consider the effect of the year-end value of our stock on those awards over time. The timing of the grants generally follows the filing of the Company’s annual report on Form 10-K and occurs before the start of the Company’s “blackout period,” during which insiders may not engage in Company stock transactions. LTI awards issued in 2023 were granted under the Company’s 2021 Stock Incentive Plan, as amended (the “2021 Stock Incentive Plan”), which is the Company’s current omnibus stockholder-approved plan for equity awards to employees.

One hundred percent of the value of LTI awards granted to our NEOs is made through performance-based restricted stock units (“PSUs”). Awards are subject to three one-year performance periods (for example, for awards granted in 2023: January 1, 2023, through December 31, 2023; January 1, 2024, through December 31, 2024; and January 1, 2025, through December 31, 2025), and are payable at the end of the three-year period. Each year, an NEO is eligible to earn a “target” number of PSUs equal to one third of the total PSUs granted based on actual performance. As described below, the actual number of PSUs earned may be higher or lower than the target amount depending

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COMPENSATION DISCUSSION AND ANALYSIS

on the Company’s financial performance that year relative to the Long-Term Performance Peer Group, which was defined as the banks in the KBW Nasdaq Bank Index (“BKX”). The actual number of PSUs earned in a year can range from 0% to 200% of the target PSUs. The Compensation Committee believes this practice further aligns our compensation program with industry best practices for LTI awards and reflects an appropriate balance between financial reward and long-term performance.

Metric	Weighting	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)
ROA	37.5%	30th percentile	50th percentile	>= 80th percentile
ROE	37.5%	30th percentile	50th percentile	>= 80th percentile
TSR	25%	30th percentile	50th percentile	>= 80th percentile

In determining the amount of equity awards granted to each NEO, the Compensation Committee considers its overall long-term incentive guidelines for all NEOs, while taking into account the competitive market for executive talent, and the benefits of incentive compensation tied to performance of the Company’s common stock.

As described above, the Compensation Committee also considers the Company’s financial performance relative to the Long-Term Performance Peer Group in determining the actual number of PSUs awarded in a particular year. In 2022, the Company’s ROA and ROE of 1.80% and 19.51% respectively, were above the 2022 median ROA and ROE of 1.19% and 10.77% respectively, for the Long-term Performance Peer Group, and ranked in the 98th percentile for both metrics relative to the Long-term Performance Peer Group. The Company’s TSR in 2022 ranked 22nd percentile relative to the Long-term Performance Peer Group. Taking into account the various factors above, the Compensation Committee approved the 2023 LTI awards for each NEO, which are summarized in the table below. The Company calculates the aggregate grant date fair value of awards as of the date of grant in accordance with the same standard it applies for financial accounting purposes. In addition to their annual PSUs, Messrs. Ng, Krause, Shi, and Teo, and Ms. Oh were each granted an award of 29 RSUs on January 23, 2023, as part of the Spirit of Ownership Program1. Mr. Del Moral-Niles joined the Company in late 2023 and did not receive the Spirit of Ownership grant. Upon joining the Company, Mr. Del Moral-Niles received a sign-on grant of 9,781 RSUs on October 2, 2023.

NEO	2023 Target PSUs	2023 RSUs
Dominic Ng	59,344	29
Christopher J. Del Moral-Niles	-	9,781
Irene H. Oh	11,210	29
Douglas P. Krause	11,210	29
Parker L. Shi	9,232	29
Gary Teo	5,275	29

1.	The Spirit of Ownership Program applies to all employees of the Company and was launched in 1998 with the premise that each employee is a shareholder, with a vested stake in the Company’s long-term success, growth, and profitability.

PSU Payouts

The PSUs awarded in 2021 had three one-year performance periods, with the last performance period ending on December 31, 2023. Based on the Company’s performance for ROA (37.5% weighting), ROE (37.5% weighting), and TSR (25% weighting) relative to the Long-Term Performance Peer Group, the Compensation Committee determined that the PSUs paid out at 196.9% of target for 2021, resulting from a 96th percentile rank for TSR, 77.5th percentile

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COMPENSATION DISCUSSION AND ANALYSIS

rank for ROA, and 92nd percentile rank for ROE; 150.0% of target for 2022 resulting from a 22nd percentile rank for TSR, 98th percentile rank for ROA, and 98th percentile rank for ROE; and 187.7% of target for 2023 resulting from a 65th percentile rank for TSR, 100th percentile rank for ROA, and 100th percentile rank for ROE. Please refer to the Option Exercises and Stock Vested table on page 58 for the number of shares each NEO earned. Mr. Shi and Mr. Del Moral-Niles did not participate in the 2021 – 2023 PSU program, because Mr. Shi joined the Company in 2021 after the PSU grant and Mr. Del Moral-Niles joined the Company in late 2023.

The PSUs awarded in 2022 have three one-year performance periods. The first two performance periods ended on December 31, 2022, and December 31, 2023, respectively. Based on the Company’s performance for ROA (37.5% weighting), ROE (37.5% weighting), and TSR (25% weighting) relative to the Long-Term Performance Peer Group, the Compensation Committee determined that the PSUs were earned at 150.0% of target in 2022 resulting from a 22nd percentile rank for TSR, 98th percentile rank for ROA, and 98th percentile rank for ROE; and 187.7% of target in 2023 resulting from a 65th percentile rank for TSR, 100th percentile rank for ROA, and 100th percentile rank for ROE. The last performance period ends on December 31, 2024. Earned shares will not be payable until the end of the third year.

The PSUs awarded in 2023 have three one-year performance periods. The first performance period ended on December 31, 2023. Based on the Company’s performance for ROA (37.5% weighting), ROE (37.5% weighting), and TSR (25% weighting) relative to the Long-Term Performance Peer Group, the Compensation Committee determined that the PSUs were earned at 187.7% of target in 2023 resulting from a 65th percentile rank for TSR, 100th percentile rank for ROA, and 100th percentile rank for ROE. The second and last performance periods end on December 31, 2024, and December 31, 2025, respectively.

Retirement Programs and Perquisites

Our NEOs receive the same customary benefits as all other employees, including medical, dental, life, disability, vacation cash-out, and a 401(k) Plan, which includes company matching contributions. The NEOs are eligible to participate in the same plans and to the same extent as most other salaried employees. Employees are allowed to cash out their earned vacation once a year if they meet both vacation usage and time away from work requirements set by the Company. The Company maintains a non-qualified deferred compensation plan (“Deferred Compensation Plan”) to help attract and retain executives and key employees. Our Deferred Compensation Plan provides NEOs and other key employees the opportunity to defer a specified percentage of their annual base salary and/or their bonus under the annual cash bonus plan (in each case, up to 80%). In 2023, Messrs. Ng and Shi participated in the Deferred Compensation Plan. The deferred amounts are credited to a participant’s account and are immediately vested. Amounts in a participant’s account are then hypothetically or “notionally” invested in one or more investment funds selected by such participant, with gains or losses adjusted based on the rate of return on the assets in each notional investment fund. The available investment funds used to track such notional investment returns are substantially the same as those offered under our 401(k) Plan. Returns on participant contributions are not guaranteed. The Company has the discretion to make contributions to the Deferred Compensation Plan on behalf of its participants. In 2023, the Company did not make any such contributions to the Deferred Compensation Plan.

In general, the NEOs do not have different or greater benefits than other employees, except for financial planning services and the use of a Company-owned car for the CEO. The financial planning services are intended to help ensure compliance by the CEO with all applicable tax and regulatory requirements.

The Compensation Committee reviews the perquisites provided to the NEOs annually as part of their overall review of executive compensation. Based on a review of competitive pay data provided by its external independent compensation consultant, the Compensation Committee determined that the perquisites provided in 2023 are within an appropriate range of competitive compensation practices relative to our Peer Group. Details about the NEOs perquisites, including the cost to the Company, are shown in the “Summary Compensation Table” under the “All Other Compensation” column on page 55 together with the accompanying footnotes.

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COMPENSATION DISCUSSION AND ANALYSIS

Other Compensation Policies and Information

In addition to adhering to the processes described in the preceding sections, the Compensation Committee maintains a strong corporate governance culture with respect to executive compensation. Over the years, it has adopted policies, including those described below, to further align executive compensation with performance and what the Company believes is in the best interest of the stockholders.

STOCK OWNERSHIP GUIDELINES

The Company maintains the following stock ownership and holding guidelines for our NEOs, and they are reviewed periodically by the Nominating/Corporate Governance Committee.

CEO	› 6x annual base salary

NEOs (other than CEO)	› 1x annual base salary

NEOs have additional holding requirements for stock acquired as part of their compensation. NEOs shall hold until retirement at least 51% of any stock acquired upon the exercise of stock options (net of taxes and net of the grant price paid) and at least 51% of any stock received upon vesting (net of taxes) of restricted stock or RSUs.

The Nominating/Corporate Governance Committee reviews compliance with the guidelines annually, and all NEOs met the stock ownership and holding guidelines for 2023.

CLAWBACKS FOR ANY RESTATEMENT; EXECUTIVE COMPENSATION RECOVERY POLICY

In 2023, the Company adopted an Executive Compensation Clawback Policy (the “Clawback Policy”) that provides for clawback of erroneously awarded incentive-based compensation received by the Company’s current or former executive officers. The Clawback Policy was adopted pursuant to Nasdaq listing standards that implemented the clawback provisions of the Dodd-Frank Act. The Clawback Policy replaced the Company’s Executive Compensation Recovery Policy, which was approved by the Compensation Committee in 2012.

Under the Clawback Policy, all annual performance-based bonus payments and annual LTI awards that are based upon the Company’s financial performance may be subject to clawback in the event of a restatement of the Company’s financial statements. The clawback will be required without regard for the reason of the restatement, and the affected officers will be required to repay the Company the amount of any incentive payment or incentive award received in excess of what would have been paid based on the restated numbers.

TRADING RESTRICTIONS; NO HEDGING OR PLEDGING OF COMMON STOCK

As provided in the Company’s Insider Trading Policy, it is against Company policy for any employee, including any executive officer, to engage in speculative transactions in Company securities, which include but are not limited to trades in puts or calls in Company securities or selling Company securities short. In addition, under our Insider Trading Policy, it is against Company policy for NEOs to pledge shares of common stock in the Company for any purpose.

NO TAX GROSS UPS

We do not provide for any tax gross ups of excise or other taxes on severance payments or in connection with a change in control.

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION PROGRAM RISK ANALYSIS

The Compensation Committee reviews the Company’s compensation policies and practices for our NEOs and other employees. The Compensation Committee has determined that our incentive compensation programs are not reasonably likely to have a material adverse effect on the Company. To conduct this review, the Company annually completes an inventory of its incentive compensation plans and policies. This evaluation covers a wide range of practices and policies including: the balanced mix between pay elements; short-term and long- term programs; caps on incentive payouts; governance controls in place to establish, review and approve goals; use of multiple performance measures; Compensation Committee discretion on individual awards; use of Stock Ownership Guidelines; use and provisions in severance/change of control policies; use of the Executive Compensation Recovery Policy, and Compensation Committee oversight of compensation programs.

The Compensation Committee, along with the independent compensation consultant, determined that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis. Based upon this review and our discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 2023.

THE COMPENSATION COMMITTEE Jack C. Liu, Chairman Molly Campbell Archana Deskus Serge Dumont Sabrina Kay Lester M. Sussman

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COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The NEOs only receive compensation for services as executive officers and employees of the Bank, and no separate compensation is paid for their services to the Company. The table below and the accompanying footnotes summarize the 2023, 2022, and 2021 compensation for the NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)[4]	Stock Awards ($)[1]	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)[2]	All Other Compensation ($)[3]	Total ($)
Dominic Ng Chairman and Chief Executive Officer	2023	$1,275,000	-	$4,745,307	-	$2,218,500	$119,743	$8,358,550
	2022	1,275,000	-	4,538,539	-	3,142,875	119,994	9,076,408
	2021	1,275,000	-	5,065,596	-	2,181,270	127,306	8,649,172
Christopher J. Del Moral- Niles Executive Vice President and Chief Financial Officer	2023	$150,000[5]	$350,000	$500,000	-	-	$150	$1,000,150
	2022	-	-	-	-	-	-	-
	2021	-	-	-	-	-	-	-
Irene H. Oh Executive Vice President and Chief Risk Officer	2023	$697,489	-	$897,958	-	$895,843	$14,850	$2,506,140
	2022	673,319	-	858,902	-	1,024,744	40,778	2,597,743
	2021	649,358	-	801,528	-	677,818	15,555	2,144,259
Douglas P. Krause Vice Chairman and Chief Corporate Officer	2023	$629,597	-	$897,958	-	$812,690	$37,530	$2,377,775
	2022	582,792	100,000	758,090	-	934,584	50,118	2,425,584
	2021	541,900	-	694,926	-	578,542	25,150	1,840,518
Parker L. Shi Executive Vice President and Chief Operating Officer	2023	$813,539	-	$739,848	-	$995,765	$15,450	$2,564,602
	2022	800,000	-	707,684	-	1,197,120	43,615	2,748,419
	2021	400,769[5]	150,000	1,300,071	-	519,520	392,367	2,762,727
Gary Teo Executive Vice President and Chief Human Resources Officer	2023	$425,080	-	$423,627	-	$429,058	$14,850	$1,292,615
	2022	398,296	120,000	352,001	-	273,573	29,969	1,173,839
	2021	379,330	-	321,860	-	272,126	28,520	1,001,836

1.	Represents the aggregate grant date fair values of the RSUs and performance-based RSUs granted in 2023, 2022, and 2021 in accordance with FASB ASC Topic No. 718, Compensation—Stock Compensation. See the Company’s Annual Report on Form 10-K, Note 13 — Stock Compensation Plans to the Company’s Consolidated Financial Statements for the year ended December 31, 2023 on the Company’s accounting for share-based compensation plans. With the exception of Mr. Shi’s 2021 RSU awards and Mr. Del Moral-Niles’ 2023 RSU awards, and the broad employee RSU grant, all other NEO equity awards are performance-based with payouts that depend on the probable outcome of the performance criteria and the price of the Company’s common stock on the award certification date. For the 2023 performance-based RSUs, assuming that the highest level of performance conditions will be achieved, the grant date fair value of the maximum awards for the NEOs would be as follows: for Mr. Ng, $8,118,307; for Ms. Oh, $1,533,458; for Mr. Krause, $1,533,458; for Mr. Shi, $1,262,848; for Mr. Teo, $721,627.

2.	Represents incentive compensation earned under our Performance-Based Bonus Plan in 2024, 2023, and 2022 related to years 2023, 2022, and 2021, respectively. Mr. Shi joined the Company in June 2021, and his 2021 payout amount was pro-rated based on months of employment. Mr. Del Moral-Niles joined the Company in October 2023 and did not participate in the annual Performance-Based Bonus Plan for 2023.
3.	Includes: for Mr. Ng, (i) financial planning and administrative services of $52,125, (ii) vacation cash-out of $49,038, (iii) Company contributions under its 401(k) Plan of $14,850 and (iv) auto usage of $3,730; for Mr. Del Moral-Niles, (i) cell phone allowance of $150; for Ms. Oh, (i) Company contributions under its 401(k) Plan of $14,850; for Mr. Krause, (i) Company contributions under its 401(k) Plan of $14,850 and (ii) vacation cash-out of $22,680; for Mr. Shi, (i) Company contributions under its 401(k) Plan of $14,850, and (ii) cell phone allowance of $600; for Mr. Teo, (i) Company contributions under its 401(k) Plan of $14,850. These amounts reflect the Company’s actual costs to provide the perquisites or other personal benefits to the NEOs.

4.	Includes: Mr. Del Moral-Niles’ sign-on bonus of $200,000 and discretionary bonus of $150,000, which was determined based on his target bonus and his duration of employment with the Company in 2023, Mr. Shi’s sign-on bonus of $150,000 in 2021, Mr. Krause’s one-time bonus of $100,000 in 2022 for assuming additional responsibilities and strengthening the corporate risk management function and Mr. Teo’s one-time bonus of $120,000 in 2022 for continuous recruitment of senior executives and top talent and managing and supporting leadership transitions.
5.	Mr. Del Moral-Niles’ 2023 salary and Mr. Shi’s 2021 salary reflect the actual days employed by the Company.

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COMPENSATION DISCUSSION AND ANALYSIS

The table below summarizes all plan-based awards granted by the Compensation Committee to the NEOs in 2023.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)[3]	Grant Date Fair Value of Stock Award ($)[4]
Dominic Ng	01/23/2023	-	-	-	-	-	-	29	2,000
	03/01/2023	924,375	1,848,750	3,697,500	29,672	59,344	118,688	-	4,743,307
Christopher J. Del Moral-Niles	10/02/2023	-	-	-	-	-	-	9,781	500,000
Irene H. Oh	01/23/2023	-	-	-	-	-	-	29	2,000
	03/01/2023	350,568	701,137	1,402,274	5,605	11,210	22,420	-	895,958
Douglas P. Krause	01/23/2023	-	-	-	-	-	-	29	2,000
	03/01/2023	318,427	636,854	1,273,709	5,605	11,210	22,420	-	895,958
Parker L. Shi	01/23/2023	-	-	-	-	-	-	29	2,000
	03/01/2023	408,000	816,000	1,632,000	4,616	9,232	18,464	-	737,848
Gary Teo	01/23/2023	-	-	-	-	-	-	29	2,000
	03/01/2023	171,761	343,521	687,043	2,638	5,275	10,550	-	421,627

1.	These grants show the potential payment for our NEOs under our formula-based Performance-Based Bonus Plan. Additional information regarding the Performance- Based Bonus Plan is discussed in the section Compensation Discussion and Analysis – Elements of our Executive Compensation Program in this Proxy Statement. The actual payments the NEOs received are based upon the performance attained and are included in the Non-Equity Incentive Plan Compensation column in the “Summary Compensation Table” above.
2.	Represents performance-based RSUs that cliff vest on March 1, 2026, assuming that the employee remains employed through such date. Vesting is subject to meeting pre-established performance goals over multiple performance periods with the last performance period ending on December 31, 2025. Dividends are accrued and paid at the time of vesting. Actual payout may range from zero to the maximum number of performance-based RSUs. Awards will be paid out 100% in stock in a number of shares equal to the number of performance-based RSUs vested. The target units represent the target number of performance-based RSUs granted on the grant date, and the Company’s TSR, ROA and ROE performance at the 50th percentile compared to the performance of the banks comprising the BKX for each year, representing a payout of 100%. Threshold units represent the Company’s TSR, ROA and ROE performance at the 30th percentile compared to the BKX for each year, resulting in a payout of 50% of the target number of performance-based RSUs. Maximum units represent the Company’s TSR, ROA and ROE performance at the 80th percentile and above compared to the banks comprising the BKX for each year, resulting in a payout of 200% of the target number of performance-based RSUs. The actual percentage payout would be linearly interpolated between the 30th percentile of the TSR, ROA and ROE performance (50% payout), the 50th percentile of the TSR, ROA and ROE performance (100% payout) and the 80th percentile of the TSR, ROA and ROE performance (200% payout). TSR is weighted at 25%, ROA and ROE are weighted equally at 37.5% each.

3.	Represents (i) RSUs granted on January 23, 2023, as part of the all-employee Spirit of Ownership Program for Mr. Ng, Krause, Shi, Teo, and Ms. Oh, and (ii) Mr. Del Moral- Niles’ sign-on RSUs granted on October 2, 2023. All RSUs cliff vest three years from the date of grant.
4.	The assumptions applied in determining the grant date fair value are the same as those set forth in footnote 1 to the “Summary Compensation Table” above.

The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2023. There were no outstanding option awards held by NEOs as of December 31, 2023. With the exception of (i) the RSUs granted on February 12, 2021, February 1, 2022, and January 23, 2023, as part of the all-employee Spirit of Ownership Program, (ii) Mr. Del Moral-Niles’ sign-on RSUs granted in 2023, (iii) Mr. Shi’s sign-on and additional RSUs granted in 2021, and (iv) Mr. Teo’s RSUs granted on March 4, 2022, all of the outstanding equity awards are performance-based awards with payouts that depend on the outcome of the performance criteria and the price of the Company’s common stock on the award certification date. The performance-based awards have a term of three years and will vest based on the achievement of the applicable performance criteria.

EAST WEST BANCORP 2024 Proxy Statement     56

COMPENSATION DISCUSSION AND ANALYSIS

Outstanding Equity Awards at Year-End

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stocks That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
Dominic Ng	02/12/2021	30[3]	2,159	-	-
	03/04/2021	116,164[4]	8,358,000	-	-
	02/01/2022	23[3]	1,655	-	-
	03/04/2022	65,541[5]	4,716,682	38,8205 7	2,793,099
	01/23/2023	29[3]	2,087	-	-
	03/01/2023	37,123[6]	2,671,000	37,1236 7	2,671,000
Christopher J. Del Moral- Niles	10/02/2023	9,781[3]	703,743	-	-
Irene H. Oh	02/12/2021	30[3]	2,159	-	-
	03/04/2021	18,342[4]	1,319,707	-	-
	02/01/2022	23[3]	1,655	-	-
	03/04/2022	12,380[5]	890,740	7,3335 7	527,609
	01/23/2023	29[3]	2,087	-	-
	03/01/2023	7,013[6]	504,585	14,9476 7	1,075,413
Douglas P. Krause	02/12/2021	30[3]	2,159	-	-
	03/04/2021	15,898[4]	1,143,861	-	-
	02/01/2022	23[3]	1,655	-	-
	03/04/2022	10,974[5]	789,591	6,5005 7	467,675
	01/23/2023	29[3]	2,087	-	-
	03/01/2023	7,013[6]	504,585	14,9476 7	1,075,413
Parker L. Shi	06/14/2021	4,305[3]	309,745	-	-
	12/01/2021	13,237[3]	952,402	-	-
	02/01/2022	23[3]	1,655	-	-
	03/04/2022	10,195[5]	733,551	6,0395 7	434,506
	01/23/2023	29[3]	2,087	-	-
	03/01/2023	5,776[6]	415,583	12,3096 7	885,657
Gary Teo	02/12/2021	30[3]	2,159	-	-
	03/04/2021	4,761[4]	342,554	-	-
	02/01/2022	23[3]	1,655	-	-
	03/04/2022	4,529[3]	325,862	-	-
	01/23/2023	29[3]	2,087	-	-
	03/01/2023	3,300[6]	237,435	7,0336 7	506,048

1.	Represents grants of performance-based RSUs. The vesting of the performance-based RSUs is subject to meeting the three-year service condition from the grant date and pre-established performance goals in each of the three years ending December 31 of the respective year. Dividends are accrued on the performance RSUs and paid at the time of vesting.
2.	The amounts shown represent the number of shares or units shown in the column immediately to the left multiplied by the closing price on December 31, 2023, of the Company’s common stock as reported on Nasdaq, which was $71.95.
3.	Reflects RSUs that will cliff vest three years from the date of grant, assuming that the employee remains employed through such date.
4.	This equity RSU granted on March 4, 2021, cliff vested on March 4, 2024.
5.	This equity RSU granted on March 4, 2022, cliff vests on March 4, 2025, assuming that the employee remains employed through such date.
6.	This equity RSU granted on March 1, 2023, cliff vests on March 1, 2026, assuming that the employee remains employed through such date.
7.	Reflects the maximum potential payout, but the actual number of shares ultimately paid out may vary from the amount shown on the table, with the possibility of payout, ranging from no payout to maximum payout depending on the outcome of the performance criteria.

EAST WEST BANCORP 2024 Proxy Statement     57

COMPENSATION DISCUSSION AND ANALYSIS

The following table summarizes, for the NEOs, the option exercises and stock awards vested during 2023. The amounts reflected below show the number of shares acquired at the time of exercise or vesting, as applicable. The amounts reported as value realized are shown on a before-tax basis.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
Dominic Ng	-	-	205,297	15,304,638
Christopher J. Del Moral-Niles	-	-	-	-
Irene H. Oh	-	-	34,251	2,553,158
Douglas P. Krause	-	-	25,586	1,907,183
Parker L. Shi	-	-	-	-
Gary Teo	-	-	7,056	525,771

1.	The amount represents the number of shares vested multiplied by the closing price of the Company’s common stock on the Nasdaq on the vesting date. It excludes any reduction in value associated with the cancellation of shares for tax withholding purposes.

The following table summarizes information about NEO participation in our nonqualified Deferred Compensation Plan, which is described on page 52 above, in the “Retirement Programs and Perquisites” section. In 2023, Mr. Ng and Mr. Shi participated and made contributions to the Deferred Compensation Plan.

Nonqualified Deferred Compensation Table

Nonqualified Deferred Compensation in 2023
Name	Executive Contributions in 2023 ($)[1]	Registrant Contributions in 2023 ($)	Aggregate Earnings in 2023 ($)[2]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance on December 31, 2023 ($)
Dominic Ng	2,837,513	-	377,888	-	3,831,305
Christopher J. Del Moral-Niles	-	-	-	-	-
Irene H. Oh	-	-	-	-	-
Douglas P. Krause	-	-	-	-	-
Parker L. Shi	1,608,035	-	476,229	-	2,778,401
Gary Teo	-	-	4,607	-	64,719

1.	The amounts included in this column are included in the Summary Compensation Table for 2023 as “Salary.”
2.	Reflects hypothetical or “notional” gains on account balances based on the NEO’s selected investments.

EAST WEST BANCORP 2024 Proxy Statement     58

COMPENSATION DISCUSSION AND ANALYSIS

Retirement Plans

We have two retirement plans. Our 401(k) Plan is a qualified retirement plan under the Internal Revenue Code of 1986, as amended (the “Code”), and is open to all employees of the Company and its subsidiaries with at least three months of service.

We also have a Supplemental Executive Retirement Plan (“SERP”) which was established in 2001 in order to provide supplemental retirement benefits to certain employees whose contributions to the 401(k) Plan are limited under applicable Internal Revenue Service regulations. The SERP was also intended as a retention incentive to ensure the continued employment of the officers participating in the plan. As of December 31, 2023, none of our NEOs were participants in the SERP.

As part of the life insurance contracts purchased when the SERP was established, beneficiaries of the SERP participants would be entitled to a death benefit. Although Mr. Ng and Mr. Krause are not currently participants in the SERP, each was at the time it was established in 2001 and death benefits for their beneficiaries remain in effect. As of December 31, 2023, Mr. Ng’s beneficiaries would be entitled to death benefits of $21,580,000 and Mr. Krause’s beneficiaries would be entitled to death benefits of $7,740,000 under the SERP.

Employment Agreements and Potential Payments upon Termination or Change in Control

The Bank, the Company’s principal subsidiary, has entered into employment agreements with the NEOs with the exception of Messrs. Del Moral-Niles and Teo. This is intended to ensure that the Bank will be able to maintain a stable and competent management base.

Chief Executive Officer

The Bank entered into an employment agreement with its CEO, Mr. Ng, in June 1998 in connection with the sale of the Bank by its prior stockholders (the “Ng Employment Agreement”). The Ng Employment Agreement was reapproved by the Board and amended on March 5, 2024, to provide for a termination date of March 5, 2027. In addition to base salary and bonus to be determined annually, the employment agreement provides for, among other things, use of a Company car, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year.

In the event the Bank chooses to terminate Mr. Ng’s employment for any reason other than for Cause (as defined in the Ng Employment Agreement), or in the event of Mr. Ng’s resignation from the Bank upon (i) failure to re- elect him to his current offices; (ii) a material change in functions, duties or responsibilities; (iii) a relocation of his principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank; (v) a breach of the employment agreement by the Bank; or (vi) his death or permanent disability, Mr. Ng, or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due to him and the contributions that would have been made on his behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement or (ii) three times the base salary currently in effect plus three times the preceding year’s bonus payable in a lump sum.

Under the assumption that Mr. Ng’s employment with the Company was terminated on December 31, 2023, for any reason other than Cause, he would be entitled to receive severance payments totaling $10,590,285. Also, if Mr. Ng’s employment with the Company was terminated for any reason other than Cause, his outstanding and unvested stock options (if any), time-based and performance-based RSUs would become fully vested. If Mr. Ng’s employment with the Company was terminated on December 31, 2023, for any reason other than Cause, the market value of his RSUs, which would accelerate in vesting, was $19,993,665 based on the closing price of the Company’s common stock as of that date.

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COMPENSATION DISCUSSION AND ANALYSIS

Chief Risk Officer

On December 21, 2016, the Bank entered into an Executive Employment Agreement with its Chief Risk Officer, Ms. Oh (the “Oh Employment Agreement”). The Oh Employment Agreement, effective as of December 21, 2016, had an initial term of two years and was subject to annual renewal thereafter as may be agreed by the Bank’s Board of Directors and Ms. Oh. The Oh Employment Agreement was reapproved by the Board and amended December 21, 2023, to provide for a termination date of December 21, 2024.

The Oh Employment Agreement provides that Ms. Oh will receive an annual base salary, subject to periodic review and increase, and will be eligible to participate in an annual performance-based bonus plan. However, any actual bonus for any given year will be determined and paid in accordance with the Bank’s annual bonus plan arrangements applicable to senior executives generally. Ms. Oh will also be eligible to receive annual stock grants as approved by the Board. In addition, Ms. Oh will be entitled to participate in all employee benefit plans and perquisite arrangements available to senior executives of the Bank and shall receive reimbursement of reasonable business expenses. Ms. Oh’s employment with the Bank may be terminated by the Bank with or without Cause (as defined in the Oh Employment Agreement), in the event of disability (as defined in the Oh Employment Agreement) or death.

The Bank may terminate Ms. Oh’s employment with the Bank at any time without Cause, for any reason or no reason at all, upon one month advance written notice. In addition, it shall be considered termination without Cause by the Bank if Ms. Oh terminates her employment due to: (i) relocation of her office more than 50 miles from its current location in Pasadena, California without her consent; (ii) any material breach by the Bank of her employment agreement or any other material agreement between her and the Bank which causes her material harm; or (iii) if, following a Change of Control, the successor does not assume all material obligations of the Bank to her. It shall also be considered termination without Cause if without Ms. Oh’s consent, (a) the Oh Employment Agreement is not, whether initially or with respect to any subsequent renewal period, renewed or approved by the Bank’s Board (other than in connection with a for Cause event), and (b) within one month following the end of the then-current employment term, Ms. Oh resigns from the Bank.

In the event of termination of Ms. Oh’s employment by the Bank without Cause, and contingent upon Ms. Oh’s execution and non-revocation of a general release of claims, the Bank shall pay to Ms. Oh the following: (i) a single lump sum amount consisting of an amount equal to two times of Ms. Oh’s then annual base salary and an amount equal to the annual cash bonus payout last received by Ms. Oh; and (ii) any annual bonus earned but unpaid with respect to a performance year ending on or preceding the date of termination. Under the assumption that Ms. Oh’s employment with the Company was terminated on December 31, 2023, for any reason other than Cause, she would be entitled to receive severance payments totaling $2,298,117.

In addition, any equity awards would continue to vest according to the grant date schedules, provided that performance RSUs will be settled based on performance unit goal achievement, except that if such termination of employment occurs within two years after a Change of Control (as defined in the Oh Employment Agreement), any performance RSUs will be settled as follows: (i) any RSUs for which the performance period has lapsed will continue to vest based on performance unit goal achievement, and (ii) any RSUs for which the performance period has not lapsed will be converted into time-based units based on the target performance level. The outstanding equity awards held by Ms. Oh as of December 31, 2023, are disclosed in the table on page 57 under “Outstanding Equity Awards at Year-End.”

In the event of a termination of Ms. Oh’s employment as the result of her death or due to disability, Ms. Oh or her beneficiary will be entitled to receive (i) the Accrued Obligations (as defined in the Oh Employment Agreement) and (ii) any annual bonus earned but unpaid with respect to a performance year ending on or preceding the date of termination. The Oh Employment Agreement also provides that if Ms. Oh’s employment terminates as a result of death or disability, all unvested RSUs that have been granted prior to the date of death or disability shall immediately vest. The market value on December 31, 2023, of her RSUs which would have accelerated in vesting as a result of her death or disability would have been $3,522,443.

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COMPENSATION DISCUSSION AND ANALYSIS

Vice Chairman and Chief Corporate Officer

The Bank entered into an employment agreement with its Vice Chairman and Chief Corporate Officer, Mr. Krause, in 1999 (the “Krause Employment Agreement”). The Krause Employment Agreement was reapproved by the Board and amended on March 5, 2024, to provide for a termination date of March 5, 2027. In addition to base salary and bonus to be determined annually, the Krause Employment Agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel and four weeks paid vacation per year.

In the event the Bank chooses to terminate Mr. Krause’s employment for any reason other than for Cause (as defined in the Krause Employment Agreement), or in the event of Mr. Krause’s resignation from the Bank upon (i) a material change in functions, duties or responsibilities; (ii) a relocation of the principal place of his employment by more than 25 miles; (iii) liquidation or dissolution of the Bank; (iv) a breach of the employment agreement by the Bank; or (v) his death or permanent disability, Mr. Krause, or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of (i) the remaining payments due to him and the contributions that would have been made on his behalf to any employee benefit plans of the Bank during the remaining term of the employment agreement; or (ii) three times the base salary currently in effect plus three times the preceding year’s bonus payable in a lump sum.

Under the assumption that Mr. Krause’s employment with the Company was terminated on December 31, 2023, for any reason other than Cause (as defined in the Krause Employment Agreement), he would be entitled to receive severance payments totaling $4,447,275 payable in a lump sum. Also, if Mr. Krause’s employment with the Company was terminated for any reason other than Cause, all unvested RSUs would become fully vested. If Mr. Krause’s employment with the Company was terminated on December 31, 2023, for any reason other than Cause, the market value of his RSUs, which would have accelerated in vesting, was $3,215,481.

There is no employment contract with Mr. Krause that provides for any payments, early vesting of any stock options or any RSUs upon a change of control.

Chief Operating Officer

The Bank entered into an employment agreement with its Chief Operating Officer, Mr. Shi, on December 1, 2021 (the “Shi Employment Agreement”) with an initial term of two years and is subject to annual renewal thereafter as may be agreed by the Bank’s Board of Directors and Mr. Shi. The Shi Employment Agreement was reapproved by the Board and amended on December 1, 2023, to provide for a termination date of December 1, 2024.

The Shi Employment Agreement provides that Mr. Shi will receive an annual base salary, subject to periodic review and increase, and will be eligible to participate in an annual performance-based bonus plan. However, any actual bonus for any given year will be determined and paid in accordance with the Bank’s annual bonus plan arrangements applicable to senior executives generally. Mr. Shi will also be eligible to receive annual stock grants as approved by the Board. In addition, Mr. Shi will be entitled to participate in all employee benefit plans and perquisite arrangements available to senior executives of the Bank and shall receive reimbursement of reasonable business expenses. Mr. Shi’s employment with the Bank may be terminated by the Bank with or without Cause (as defined in the Shi Employment Agreement), in the event of disability (as defined in the Shi Employment Agreement) or death.

The Bank may terminate Mr. Shi’s employment with the Bank at any time without Cause, for any reason or no reason at all, upon thirty days’ advance written notice.

In the event of termination of Mr. Shi’s employment by the Bank without Cause, and contingent upon Mr. Shi’s execution and non-revocation of a general release of claims, the Bank shall pay to Mr. Shi the following: (i) a single lump sum amount consisting of an amount equal to two times of Mr. Shi’s then annual base salary and; (ii) a lump sum bonus equal to 100% of Mr. Shi’s then annual base salary; if Mr. Shi is terminated without Cause during the term of his current contract, he would receive severance payments totaling $2,627,765.

EAST WEST BANCORP 2024 Proxy Statement     61

COMPENSATION DISCUSSION AND ANALYSIS

In addition, as part of his severance, any equity awards would continue to vest according to the grant date schedules, provided that performance RSUs would be settled based on performance unit goal achievement, except that if such termination of employment occurs within two years after a Change of Control (as defined in the Shi Employment Agreement), any performance RSUs would be settled as follows: (i) any RSUs for which the performance period has lapsed would continue to vest based on performance unit goal achievement, and (ii) any RSUs for which the performance period has not lapsed will be converted into time-based units based on the target performance level. The outstanding equity awards held by Mr. Shi as of December 31, 2023 are disclosed in the table on page 57 under “Outstanding Equity Awards at Year-End.”

In the event of a termination of Mr. Shi’s employment as the result of his death or due to disability, Mr. Shi or his beneficiary will be entitled to receive the Accrued Obligations (as defined in the Shi Employment Agreement). The Shi Employment Agreement also provides that if Mr. Shi’s employment terminates as a result of death or disability, all unvested RSUs that have been granted prior to the date of death or disability shall immediately vest. The market value on December 31, 2023, of his RSUs which would have accelerated in vesting as a result of his death or disability is $3,075,103.

CEO to Median Employee Pay Ratio

We are providing the following information about the relationship of the total annual compensation of our median employee and the total annual compensation of Mr. Ng, our Chairman and CEO.

For the year ended December 31, 2023, the annual total compensation of our CEO was $8,358,550 as shown in the “Summary Compensation Table.” The annual total compensation of our median employee for 2023, excluding the CEO, was $105,341, resulting in a ratio of 79 to 1, which is a reasonable estimate calculated in a manner consistent with the applicable rules.

In determining the median employee, we identified and included all U.S.-based employees of East West Bank, other than the CEO, who were employed with us as of December 31, 2023. Further, we also included all employees of East West Bank outside of the U.S., who are based in Hong Kong and were employed with us as of December 31, 2023. The U.S. and Hong Kong-based employees represented 95% of our 3,175 total employees, excluding employees on leave of absence as of December 31, 2023. We excluded employees of East West Bank (China) Limited, our wholly owned subsidiary in China, and other employees based in China and Singapore, totaling 147 individuals or 5% of our total employees. As of December 31, 2023, the Company had 2,948 U.S.-based employees and 227 non-U.S. employees.

Our definition of “total compensation,” for purposes of determining our median employee, includes total cash compensation paid during 2023 (excluding 401(k) deferrals and overtime wages) and the grant date fair value of RSUs (or RSU equivalents) awarded in 2023. We did not annualize the compensation for any employees that were not employed by us for all of 2023 or make any full-time equivalent adjustments for part-time employees. For our non-U.S. employees who were included in this calculation, we used the foreign exchange rates applicable as of December 31, 2023 in order to convert their total compensation into U.S. dollars. After determining our median employee, we then calculated such employee’s annual total compensation, in a manner consistent with the requirements of Item 402(u), for purposes of calculating the ratio presented above.

EAST WEST BANCORP 2024 Proxy Statement     62

COMPENSATION DISCUSSION AND ANALYSIS

Pay Versus Performance

The following table sets forth information concerning the compensation of our CEO and other NEOs for each of the fiscal years ending December 31, 2023, 2022, 2021, and 2020, and our financial performance for each such fiscal year.

					Value of Initial $100 Investment Based on:
Year	Summary Compensation Table Total for CEO[1]	Compensation Actually Paid Total to CEO	Average Summary Compensation Table Total for Non-CEO NEOs[2]	Average Compensation Actually Paid to non-CEO NEOs	Total Shareholder Return	Peer Group Total Shareholder Return[7]	Net Income ($ in millions)	Return on Equity
2023[3]	$8,358,550	$15,412,681	$1,948,256	$2,572,881	$161	$104	$1,161	17.91%
2022[4]	$9,076,408	$6,591,588	$2,236,396	$2,110,635	$135	$105	$1,128	19.51%
2021[5]	$8,649,172	$27,525,426	$1,938,007	$3,294,597	$162	$126	$873	15.70%
2020[6]	$6,933,775	$13,751,400	$1,284,762	$1,961,710	$104	$90	$568	11.17%

1.	The CEO in 2023, 2022, 2021, and 2020 was Dominic Ng.

2.	The non-CEO NEOs were Christopher J. Del Moral-Niles, Irene H. Oh, Douglas P. Krause, Parker L. Shi, and Gary Teo in 2023, Irene H. Oh, Douglas P. Krause, Parker L. Shi, and Gary Teo in 2022, Irene H. Oh, Douglas P. Krause, Parker L. Shi, and Nick Huang in 2021, and Irene H. Oh, Douglas P. Krause, Andy Yen, Gary Teo, and Catherine Zhou in 2020.

3.	The LTI Plan for the 2023-2025 performance period has an estimated payout of 175%. The LTI Plan for the 2022-2024 performance period has an estimated payout of 175%. The LTI Plan for the 2021-2023 performance period paid out at 178%.

4.	The LTI Plan for the 2022-2024 performance period has an estimated payout of 175%. The LTI Plan for the 2021-2023 performance period has an estimated payout of 174%. The LTI Plan for the 2020-2022 performance period paid out at 182%.

5.	The LTI Plan for the 2021-2023 performance period has an estimated payout of 175%. The LTI Plan for the 2020-2022 performance period has an estimated payout of 174%. The LTI Plan for the 2019-2021 performance period paid out at 182%.

6.	The LTI Plan for the 2020-2022 performance period has an estimated payout of 175%. The LTI Plan for the 2019-2021 performance period has an estimated payout of 175%. The LTI Plan for the 2018-2020 performance period paid out at 167%.

7.	The peer group used is the KBW Nasdaq BANK INDEX (“BKX”).

The following table reconciles the total compensation shown in the Summary Compensation Table to the compensation actually paid to NEOs shown in the Pay Versus Performance Table above.

EAST WEST BANCORP 2024 Proxy Statement     63

COMPENSATION DISCUSSION AND ANALYSIS

	CEO				Average of Non-CEO NEOs
Year	2023	2022	2021	2020	2023	2022	2021	2020
Summary Compensation Table Total	$8,358,550	$9,076,408	$8,649,172	$6,933,775	$1,948,256	$2,236,396	$1,938,007	$1,284,762
Less: Fair Value of Stock Awards Granted in Fiscal Year	(4,745,307)	(4,538,539)	(5,065,596)	(4,487,082)	(691,878)	(669,169)	(774,147)	(474,638)
Add: Fair Value of Stock Awards Granted in Fiscal Year - Value at Yearend	7,767,249	6,470,141	9,535,338	10,627,632	970,333	953,841	1,118,976	1,060,278
Change in Fair Value for Stock Awards Granted in Prior Years that were Unvested at the End of Fiscal Year	1,451,398	(4,846,683)	10,881,577	1,180,999	153,827	(463,118)	781,123	100,365
Change in Fair Value of Stock Awards Granted in Prior Years that Vesting during the Fiscal Year	1,919,170	(237,471)	2,894,477	(1,009,781)	124,875	(18,447)	193,214	(56,099)
Add: Dividends Paid on Unvested Shares Units for the Fiscal Year	661,621	667,731	630,458	505,857	67,467	71,132	37,423	47,041
Compensation Actually Paid	$15,412,681	$6,591,588	$27,525,426	$13,751,400	$2,572,881	$2,110,635	$3,294,597	$1,961,710

For the fiscal year ending December 31, 2023, the most important financial performance measures used to link compensation actually paid to our NEOs to Company are listed as follows.

Important Financial Performance Measurement
Return on Assets	Return on Equity	Total Shareholder Return

EAST WEST BANCORP 2024 Proxy Statement     64

COMPENSATION DISCUSSION AND ANALYSIS

The following graphs compare the compensation actually paid to our CEO and the average of compensation actually paid to our non-CEO NEOs with Total Shareholder Return, Net Income, and Return on Average Equity.

Compensation Actually Paid vs. TSR

Compensation Actually Paid vs. Net Income

Compensation Actually Paid vs. ROE

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RATIFICATION OF AUDITORS

Proposal 3: Ratification of Auditors

PROPOSAL SNAPSHOT

What am I voting on?

Stockholders are being asked to ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, as a matter of good corporate governance, the Board submits its selection of the independent registered public accounting firm to our stockholders for ratification. If the stockholders should not ratify the appointment of KPMG LLP, the Audit Committee will reconsider the appointment.

Voting recommendation:

FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

KPMG LLP has been approved by the Audit Committee of the Company to be the independent registered public accounting firm of the Company for the 2024 year. The stockholders are being asked to ratify the selection of KPMG LLP. KPMG LLP has served as our independent registered public accounting firm since 2009. If the stockholders do not ratify such selection by the affirmative vote of a majority of the votes present and entitled to vote, the Audit Committee will reconsider its selection. Under applicable SEC regulations, the selection of the independent registered public accounting firm is solely the responsibility of the Audit Committee.

Representatives from the firm of KPMG LLP will be present at the Annual Meeting to respond to stockholders’ questions and will be given the opportunity to make a statement if they desire to do so.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

The following is a description of the fees earned by KPMG LLP for services rendered to the Company for the years ended December 31, 2023 and December 31, 2022.

	2023	2022
Audit Fees[1]	2,941,241	$3,061,241
Audit-Related Fees[2]	51,215	48,258
Tax Fees[3]	17,894	32,031
All Other Fees	-	-
	3,010,350	$3,141,530

1.	Audit fees relate to the integrated audit of the Company’s consolidated financial statements, internal control over financial reporting, the review of the Company’s interim consolidated financial statements, and other audits provided in connection with regulatory filings provided by KPMG LLP. Audit fees also include the statutory audit for East West Bank (China) Limited provided by KPMG China.

2.	Audit-related fees consist of fees for certain professional services provided by KPMG Hong Kong in connection with the review of regulatory filings for East West Bank’s Hong Kong branch.

3.	Tax fees include tax compliance fees for East West Bank (China) Limited provided by KPMG China and tax consulting services by KPMG LLP.

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RATIFICATION OF AUDITORS

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with SEC rules regarding auditor independence, the Audit Committee is responsible for appointing, setting fees for and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility and in accordance with the Exchange Act, it is the policy of the Audit Committee to pre-approve all permissible services provided by our independent registered public accounting firm, except for minor audit-related engagements which in the aggregate do not exceed 5% of the total fees we pay to our independent registered public accounting firm during the year in which the services were provided. All of the services listed above for 2023 were approved by the Audit Committee prior to the service being rendered as described in the operating procedures below.

Each year, prior to engaging our independent registered public accounting firm, management submits to the Audit Committee for approval a list of services expected to be provided during that year within each of the three categories of services described below, as well as related estimated fees, which are generally based on time and materials. Audit services include audit work performed on the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters and discussions surrounding the proper application of financial accounting and/or reporting standards.

Audit-related services include assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, statutory audits, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

Tax services include compliance and other non-advisory services performed by the independent registered public accounting firm when it is most efficient and effective to use such firm as the tax service provider.

As appropriate, the Audit Committee then pre-approves the services and the related estimated fees. The Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the estimate periodically throughout the year by category of service. During the year, circumstances may arise when it becomes necessary to engage our independent registered public accounting firm for additional services not contemplated in the initial annual proposal. In those instances, the Audit Committee pre-approves the additional services and related fees before engaging our independent registered public accounting firm to provide the additional services.

Audit Committee Report

The Audit Committee operates pursuant to a written charter most recently adopted by the Company’s Board on March 26, 2024. The Company’s Audit Committee Charter is available through the Company’s website at www.eastwestbank.com/investors by clicking on Corporate Information — Committee Charting. The Audit Committee held ten meetings during the year ended December 31, 2023. All regularly scheduled meetings were attended by all members of the Audit Committee. The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, the Company, the Company’s internal audit function and the Company’s independent registered public accounting firm.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent registered public accounting firm, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s independent registered public accounting firm and determines whether to re-engage the current independent registered public accounting firm. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent registered public accounting firm, and the independent registered public accounting firm’s capabilities, technical expertise and knowledge of the Company’s operations and industry.

Based on this evaluation, the Audit Committee has retained KPMG LLP as the Company’s independent registered public accounting firm for the year 2024. The members of the Audit Committee and the Board believe that, due to

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RATIFICATION OF AUDITORS

KPMG LLP’s knowledge of the Company and of the industries in which the Company operates, including significant matters in audit, it is in the best interests of the Company and its stockholders to continue retention of KPMG LLP to serve as the Company’s independent registered public accounting firm. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee will continue to recommend that the Board ask the stockholders, at the Annual Meeting, to ratify the appointment of the independent registered public accounting firm.

Management is responsible for the financial reporting process, the system of internal controls, including internal control over financial reporting, risk management and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. KPMG LLP, the Company’s independent registered public accounting firm, is responsible for the integrated audit of the consolidated financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes and procedures. The members of the Audit Committee currently are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management regarding the effectiveness of internal control over financial reporting, that the financial statements have been prepared with integrity and objectivity and that such financial statements have been prepared in conformity with accounting principles generally accepted in the U.S. The Audit Committee also relies on the opinions of the Company’s independent registered public accounting firm of the consolidated financial statements and the effectiveness of internal control over financial reporting.

In performing its function, the Audit Committee has among other tasks:

›  Reviewed and discussed the audited financial statements and the quarterly financial reports of the Company as of the end of each quarter in and for the year ended December 31, 2023 with management and with KPMG;

›  Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, as well as other matters including the scope of the audit, the Company’s significant accounting policies, new accounting pronouncements and the critical audit matter addressed during the audit;

›  Met with KPMG with and without management to discuss the results of their examinations and their observations and recommendations regarding the quality and adequacy of the Company’s internal controls;

›  Received from KPMG written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed, with KPMG, their independence; and

›  Reviewed and approved the amount of fees paid to KPMG for audit, audit-related and tax compliance and other services and concluded that the provision of services by them did not impair their independence.

Based on the foregoing reviews and discussions, and subject to the limitations on the Audit Committee’s role and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

THE AUDIT COMMITTEE Lester M. Sussman, Chairman Manuel P. Alvarez Molly Campbell Rudolph I. Estrada Mark Hutchins Paul H. Irving

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STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND MANAGEMENT

Stock Ownership of Principal Stockholders, Directors, and Management

The following table presents the beneficial ownership of the Company’s common stock as of April 1, 2024, by (i) each person or entity known to the Company to beneficially own more than 5% of the outstanding common stock (or have the right to acquire within 60 days), (ii) the directors and director nominees, (iii) Named Executive Officers, and (iv) all directors and executive officers, as a group. Except as otherwise indicated, the address of each of the beneficial owners named in the table below is East West Bancorp at 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101.

Name and Address of Beneficial Owner	Common Stock Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group[1] 100 Vanguard Boulevard, Malvern, PA 19355	14,763,554	10.48%
BlackRock, Inc.[2] 50 Hudson Yards, New York, NY 10001	12,946,400	9.2%
Capital International Investors[3] 333 South Hope Street, 55th Fl., Los Angeles, CA 90071	11,717,655	8.3%
FMR LLC[4] 245 Summer Street, Boston, MA 02210	8,542,939	6.06%

Directors and Named Executive Officers[5]
Manuel P. Alvarez	7,048	*
Molly Campbell	11,946	*
Christopher J. Del Moral-Niles	0	*
Archana Deskus	11,796	*
Serge Dumont	4,609	*
Rudolph I. Estrada[6]	19,149	*
Mark Hutchins	2,281	*
Paul H. Irving	39,171	*
Sabrina Kay	11,449	*
Douglas P. Krause	92,055	*
Jack C. Liu	16,739	*
Dominic Ng7	1,016,338	*
Irene H. Oh	139,563	*
Parker L. Shi	4,780	*
Lester M. Sussman	22,955	*
Gary Teo	19,682	*
All Directors and Executive Officers, as a group (17 persons)	1,444,452	*

*Less than 1%.

1.	Represents shares of the Company’s common stock beneficially owned as of December 31, 2023, based on the Schedule 13G/A filed by The Vanguard Group on February 13, 2024. According to the Schedule 13G/A, Vanguard Group has shared voting power with respect to 63,819 shares, sole dispositive power with respect to 14,549,786 shares and shared dispositive power with respect to 213,768 shares of the Company’s common stock.
2.	Represents shares of the Company’s common stock beneficially owned as of December 31, 2023, based on the Schedule 13G/A filed by BlackRock, Inc. on January 24, 2024. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 12,511,669 shares and sole dispositive power with respect to 12,946,400 shares of the Company’s common stock.
3.	Represents shares of the Company’s common stock beneficially owned as of December 31, 2023, based on the Schedule 13G/A filed by Capital International Investors on February 9, 2024. According to the Schedule 13G/A, Capital International Investors has sole voting power with respect to 11,717,655 shares and sole dispositive power with respect to 11,717,655 shares of the Company’s common stock.
4.	Represents shares of the Company’s common stock beneficially owned as of December 31, 2023, based on the Schedule 13G/A filed by FMR LLC on February 9, 2024. According to the Schedule 13G/A, Capital International Investors has sole voting power with respect to 8,533,926 shares and sole dispositive power with respect to 8,542,939 shares of the Company’s common stock.
5.	Excludes time-based and performance-based restricted stock units (“RSUs”) that were not vested as of April 1, 2024. There were no time-based or performance-based RSUs that are expected to vest within 60 days from April 1, 2024.
6.	601 of these shares are held in three trusts, for the benefit of family members, for which Mr. Estrada has voting and investment power.
7.	53,000 of these shares are held in two trusts, for the benefit of family members, for which Mr. Ng has voting and investment power.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required to be filed during fiscal 2023, we believe that for fiscal 2023, all required reports were filed on a timely basis under Section 16(a), except for the following: Mr. Manuel Alvarez filed a Form 4 one day late on May 16, 2023 due to inadvertent oversight.

Questions and Answers about the Annual Meeting and Voting

The information provided in the “question and answer” format below is for your convenience only and does not contain all of the information you should consider before voting. You should read this entire Proxy Statement carefully before voting.

Important notice regarding availability of proxy materials for the Annual Meeting to be held on May 24, 2024
Pursuant to the SEC rules related to the availability of proxy materials, the Company has made its Proxy Statement and Annual Report on Form 10-K available at www.envisionreports.com/EWBC.

When is the virtual Annual Meeting and what are the procedures for attending and participating virtually at the Annual Meeting?

DATE AND TIME Friday, May 24, 2024, at 2:00 p.m., Pacific Time	RECORD DATE April 1, 2024	PLACE Virtual Annual Meeting Link: meetnow.global/MND94XQ

We are holding the Annal Meeting in a virtual-only meeting format.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register to attend the Annual Meeting, you must submit proof of your proxy power (legal proxy) reflecting your East West Bancorp, Inc. holdings along with your name and email address to Computershare at legalproxy@computershare.com or by mail to P.O. Box 43001, Providence, RI 02940-3001.

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 21, 2024.

If you choose to vote during the virtual Annual Meeting, you will need the 15-digit control number appearing on the Notice of Internet Availability or proxy card distributed to you.

If you want to vote shares that you hold in street name during the virtual Annual Meeting, a control number must be obtained in advance to vote during the meeting or to submit questions during the meeting. To obtain a control number, beneficial stockholders must submit proof of their legal proxy issued by their broker, bank, or other nominee that holds their shares by sending a copy of the legal proxy, along with their name and email address, to Computershare via email at legalproxy@computershare.com or by mail to P.O. Box 43001, Providence, RI 02940- 3001.

Requests for a control number must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., Eastern Time, on May 21, 2024.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The Annual Meeting will include a question and answer session. Questions may be submitted during the Annual Meeting through the virtual meeting website, meetnow.global/MND94XQ. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition and allow time for additional topics.

We encourage stockholders to log in to the virtual meeting website and access the webcast early, beginning approximately 15 minutes before the Annual Meeting’s 2:00 p.m. (Pacific Time) start time.

If you experience technical difficulties, please contact the technical support telephone number posted on meetnow.global/MND94XQ.

Whether or not you choose to participate in the Annual Meeting, it is important that your shares be part of the voting process. In addition, even if you plan to attend the Annual Meeting, we encourage you to return your proxy card or provide your bank, broker or other institution with voting instructions, before the Annual Meeting in order to ensure that your shares are represented.

What matters am I voting on?

YOU WILL BE VOTING ON:

›   The election of eleven directors to hold office until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified;

›   A non-binding advisory vote to approve the compensation paid to our Named Executive Officers for 2023, as described in this Proxy Statement;

›   A proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

›   Any other business that may properly come before the Annual Meeting.

How does the Board recommend I vote on these proposals?

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE:

›   FOR the election of the eleven nominees as directors;

›   FOR the approval, on a non-binding, advisory basis, of the compensation paid to our Named Executive Officers for 2023; and

›   FOR the ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2024.

Who is entitled to vote?

Holders of our common stock as of the close of business on the Record Date may vote at the Annual Meeting. As of the Record Date, we had 139,119,858 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of common stock held on the Record Date. We do not have cumulative voting rights for the election of directors.

›   Stockholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and this Proxy Statement was provided to you directly by us. As the stockholder of record, you have the right to delegate your voting directly to the individuals listed on the proxy card or to vote in person at the virtual Annual Meeting.

›   Beneficial Owner: Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, or a street name stockholder, and this Proxy Statement was forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Beneficial owners are

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

also invited to attend the Annual Meeting. However, because beneficial owners are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s, bank’s or other nominee’s procedures for obtaining a legal proxy giving you the right to vote your shares at the Annual Meeting.

How do I vote?

If you are a stockholder of record, you may:

›	Instruct the proxy holder or holders on how to vote your shares by using the internet voting site at www. envisionreports.com/EWBC or the toll-free telephone number 1-800-652-VOTE (8683), 24-hours a day, seven days a week, until 2:00 p.m. Pacific Time on May 24, 2024 (have your proxy card in hand when you visit the website or call);

›	Instruct the proxy holder or holders on how to vote your shares by completing and mailing your proxy card to the address indicated on your proxy card (if you received printed proxy materials), which must be received by the time of the Annual Meeting; or

›	Vote by ballot at the virtual Annual Meeting.

If you are a street name stockholder, you will receive instructions from your broker, bank or other nominee. The instructions from your broker, bank or other nominee will indicate the various methods by which you may vote, including whether internet or telephone voting is available.

›	Brokerage firms and other intermediaries holding shares in street name for their customers are generally required to vote those shares in the manner directed by their customers. A “Broker Non-Vote” occurs when the entity holding shares in street name has not received voting instructions from the beneficial owner and either chooses not to vote those shares on a routine matter at the stockholders meeting or is not permitted to vote those shares on a non-routine matter.

›	The only “routine” matter to be decided at the Annual Meeting is the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal 3).

›	Absent timely direction from you, your broker will not have discretion to vote on the other matters submitted for a vote at the Annual Meeting, which are the election of directors and the non-binding advisory votes to approve our executive compensation for 2023, as they are “non-routine” matters.

›	A “Broker Non-Vote” does not have an effect on the outcome of any proposal. It is important, therefore, that you provide instructions to your broker, bank, trust company or other nominee so that your vote with respect to the proposals is counted.

Can I change or revoke my vote?

Yes. Subject to any rules that your broker, bank or other nominee may have, you can change your vote or revoke your proxy before the Annual Meeting.

If you are stockholder of record, you may change your vote by:

›	Entering a new vote via internet or telephone by 2:00 p.m. Pacific Time on May 24, 2024; or

›	Returning a later-dated proxy card which must be received by the time of the Annual Meeting; or

›	Completing a ballot in person via webcast at the virtual Annual Meeting.

If you are a stockholder of record, you may revoke your proxy by providing our Corporate Secretary with a written notice of revocation prior to your shares being voted at the Annual Meeting. The written notice of revocation may be hand delivered to the Company’s Corporate Secretary or mailed to and received by East West Bancorp at 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101, Attention: Corporate Secretary.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

If you are a street name stockholder, you may change your vote by:

›	Submitting new voting instructions to your broker, bank or other nominee pursuant to instructions provided by your broker, bank or other nominee; or

›	Completing a ballot at the virtual Annual Meeting, provided you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

If you are a street name stockholder, you must contact your broker, bank or other nominee that holds your shares to find out how to revoke your proxy.

What is the effect of giving a proxy?

The persons named in the proxy cards have been designated as proxy holders. When proxy cards are properly dated, executed and returned, the shares represented by those proxy cards will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described above. If any matter not described in this Proxy Statement is properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.

Abstentions and Broker Non-Votes will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum.

Assuming the presence of a quorum, how many votes are needed for approval of each proposal?

Proposal	Vote Required	Effect of “Abstain” Vote
Proposal 1 — Election of Directors

Each director nominee must be elected by a vote of the majority of the votes cast, which means that the number of votes cast “FOR” a nominee’s election exceeds the number of votes cast “AGAINST” that nominee

No effect
Proposal 2 — Advisory Vote to Approve Executive Compensation Proposal 3 — Ratification of Auditors	Each of Proposal 2 and Proposal 3 is approved if “FOR” votes are cast by the majority of the shares present, in person or by proxy, and entitled to vote on such proposal	Same effect as “AGAINST”

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What happens if a director nominee does not receive a majority vote?

In an uncontested election, any director nominee who receives a greater number of “AGAINST” votes than votes “FOR” the nominee’s election shall immediately tender to the Board his or her offer to resign from the Board. The Board, after taking into consideration the recommendation of the Nominating/Corporate Governance Committee, will determine whether or not to accept the resignation of any nominee for director who receives a greater number of “AGAINST” votes than votes “FOR” the nominee’s election. In the event of a contested election, the director nominees who receive the largest number of votes cast “FOR” their election will be elected as directors.

How are proxies solicited for the Annual Meeting? Who pays for the solicitation?

Proxies are solicited by and on behalf of the Board. All expenses associated with this solicitation will be borne by us. Although there is no formal agreement to do so, we may reimburse brokers, banks and other nominees for their reasonable expense in forwarding these proxy materials to their principals. Proxies will be solicited principally through the mail, however, our directors, officers and employees may also solicit proxies personally, by telephone or via the internet. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We have retained Georgeson LLC to assist in the distribution and solicitation of proxies. Georgeson LLC may solicit proxies by personal interview, telephone, fax, mail and email. We expect that the fee for these services will not exceed $16,000, plus reimbursement of customary out-of-pocket expenses.

I share an address with another stockholder, and we received multiple copies of the proxy materials. How can we obtain a single copy of the proxy materials?

Stockholders who share an address and receive multiple copies of our proxy materials can request to receive a single copy in the future. To receive a single copy of the proxy materials, stockholders may contact us at:

EAST WEST BANCORP, INC. Attention: Investor Relations 135 N. Los Robles Avenue, 7th Floor Pasadena, California 91101 (626) 768-6000

Stockholders who hold shares in street name may contact their broker, bank, or other nominee to request information about “householding” (providing one copy of this Proxy Statement for all stockholders residing at one address).

In some cases, stockholders who hold their shares in street name and who share the same surname and address may receive only one copy of the proxy materials. If you would like to have a separate copy of the proxy materials mailed to you or receive separate copies of future mailings, please submit your request to your broker, bank or other nominee. We will deliver such additional copies promptly upon receipt of such request.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to include them in the Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K after final results become available.

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OTHER INFORMATION

Other Information

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be included in the proxy materials for the 2025 annual meeting of stockholders must be received by the Secretary of East West Bancorp, Inc. at 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101 by December 12, 2024 (120 calendar days prior to the anniversary of this year’s April 11, 2024 mailing date).

Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from this Proxy Statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders and by the Company, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal.

In addition, the Company’s Bylaws provide that for stockholder proposals and director nominations (other than under our proxy access bylaw) to be brought properly before an annual meeting by a stockholder, the notice must be made in writing, contain the information required by our Bylaws regarding the stockholder and the director nominee and be delivered to the Secretary of the Company at the Company’s principal executive offices. Notice must be delivered to or mailed and received at the Company’s principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting. If the meeting will be held more than 30 days before or 60 days after the anniversary date of the prior year’s annual meeting, notice must be delivered to or mailed and received at the Company’s principal executive offices not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting and the close of business on the 10th day following the date of the initial public announcement of the date of such meeting. Accordingly, a stockholder proposal or director nomination (other than under our proxy access bylaw) for our 2025 annual meeting of stockholders must be submitted no earlier than January 24, 2025 and no later than February 23, 2025. For director nominations using our proxy access bylaw, the notice must be made in writing and must be delivered to the Secretary of the Company at the principal executive offices of the Company not less than 120 calendar days or more than 150 calendar days prior to the anniversary of the mailing date of the prior year’s proxy statement regarding the nomination, the nominee and the person making the nomination, including proof of the required number of shares held by the stockholder or group. Accordingly, a proxy access nomination for our 2025 annual meeting of stockholders must be submitted no earlier than November 12, 2024 and no later than December 12, 2024. The Company’s Bylaws require the stockholder notice to set forth certain information as to the matter the stockholder proposes to bring before the annual meeting.

2023 ANNUAL REPORT

Our 2023 Annual Report and this Proxy Statement are posted on our website at www.eastwestbank.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K and any exhibits thereto without charge by sending a written request to Investor Relations, East West Bancorp, Inc., 135 N. Los Robles Avenue, 7th Floor, Pasadena, California 91101. The 2023 Annual Report, including our Annual Report on Form 10-K, will be mailed to all stockholders. The Annual Report, including our 2023 Annual Report on Form 10-K includes financial statements required to be filed with the SEC pursuant to the Exchange Act for the year ended December 31, 2023, and the report thereon of KPMG LLP, our independent registered public accounting firm.

EAST WEST BANCORP 2024 Proxy Statement     75

East West Bancorp, Inc.

VOTE

Online

Go to **www.envisionreports.com/EWBC** or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the East West Bancorp, Inc. Stockholder Meeting to be Held on May 24, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/EWBC

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/EWBC**.
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 14, 2024 to facilitate timely delivery.

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Stockholder Meeting Notice

The 2024 Annual Meeting of Stockholders of East West Bancorp, Inc. will be held on Friday, May 24, 2024 at 2:00pm Pacific Time, virtually via the internet at meetnow.global/MND94XQ.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3:

1. To elect eleven directors to serve until the next annual meeting of stockholders and to serve until their successors are duly elected and qualified:
   01 – Manuel P. Alvarez
   02 - Molly Campbell
   03 – Archana Deskus
   04 - Serge Dumont
   05 – Rudolph I. Estrada
   06 – Mark Hutchins
   07 – Paul H. Irving
   08 - Sabrina Kay
   09 – Jack C. Liu
   10 – Dominic Ng
   11 – Lester M. Sussman
2. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers for 2023.
3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.
4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/EWBC**. Click Cast Your Vote or Request Materials.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials East West Bancorp, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 14, 2024.

East West Bancorp, Inc.

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 3:00 PM, Pacific Time, on May 24, 2024.

Online
Go to **www.envisionreports.com/EWBC** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/EWBC

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2024 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Manuel P. Alvarez	☐	☐	☐	02 - Molly Campbell	☐	☐	☐	03 - Archana Deskus	☐	☐	☐
04 - Serge Dumont	☐	☐	☐	05 - Rudolph I. Estrada	☐	☐	☐	06 - Mark Hutchins	☐	☐	☐
07 - Paul H. Irving	☐	☐	☐	08 - Sabrina Kay	☐	☐	☐	09 - Jack C. Liu	☐	☐	☐
10 - Dominic Ng	☐	☐	☐	11 - Lester M. Sussman	☐	☐	☐				

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signer is a corporation, partnership or other entity, please sign full entity name by authorized officer, giving full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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The 2024 Annual Meeting of Stockholders of East West Bancorp, Inc. will be held on Friday, May 24, 2024 at 2:00pm Pacific Time, virtually via the internet at meetnow.global/MND94XQ.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/EWBC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY - EAST WEST BANCORP, INC.

Annual Meeting of Stockholders – Friday, May 24, 2024
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder(s) of East West Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Irene Oh and Lisa L. Kim, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held virtually at 2:00 p.m., Pacific Time, on Friday, May 24, 2024, and any postponement or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows and, in their discretion, to vote and act upon such other business as may properly come before the Meeting. The meeting will be held virtually via the internet at **meetnow.global/MND94XQ**. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (ELECTION OF DIRECTORS); "FOR" PROPOSAL 2 (ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION); AND "FOR" PROPOSAL 3 (RATIFICATION OF AUDITORS). IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN THEIR DISCRETION IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXYHOLDERS, OR EITHER OF THEM, OR THEIR SUBSTITUTES, SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING AND THE PROXY STATEMENT ACCOMPANYING SAID NOTICE.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

East West Bancorp, Inc.

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

2024 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Manuel P. Alvarez	☐	☐	☐	02 - Molly Campbell	☐	☐	☐	03 - Archana Deskus	☐	☐	☐
04 - Serge Dumont	☐	☐	☐	05 - Rudolph I. Estrada	☐	☐	☐	06 - Mark Hutchins	☐	☐	☐
07 - Paul H. Irving	☐	☐	☐	08 - Sabrina Kay	☐	☐	☐	09 - Jack C. Liu	☐	☐	☐
10 - Dominic Ng	☐	☐	☐	11 - Lester M. Sussman	☐	☐	☐				

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signer is a corporation, partnership or other entity, please sign full entity name by authorized officer, giving full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON THIS CARD.

1 U P X

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY - EAST WEST BANCORP, INC.

Annual Meeting of Stockholders – Friday, May 24, 2024

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder(s) of East West Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Irene Oh and Lisa L. Kim, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held virtually at 2:00 p.m., Pacific Time, on Friday, May 24, 2024, and any postponement or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows and, in their discretion, to vote and act upon such other business as may properly come before the Meeting. The meeting will be held virtually via the internet at **meetnow.global/MND94XQ**. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (ELECTION OF DIRECTORS); "FOR" PROPOSAL 2 (ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION); AND "FOR" PROPOSAL 3 (RATIFICATION OF AUDITORS). IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN THEIR DISCRETION IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXYHOLDERS, OR EITHER OF THEM, OR THEIR SUBSTITUTES, SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING AND THE PROXY STATEMENT ACCOMPANYING SAID NOTICE.

(Continued and to be marked, dated and signed, on the other side)